   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 2002


                                       SECURITIES ACT REGISTRATION NO. 333-97605
                                   INVESTMENT COMPANY REGISTRATION NO. 811-21126
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933:

                       PRE-EFFECTIVE AMENDMENT NO. 2 /X/

                       POST-EFFECTIVE AMENDMENT NO.  / /
                                     AND/OR
                          REGISTRATION STATEMENT UNDER

                     THE INVESTMENT COMPANY ACT OF 1940 /X/


                              AMENDMENT NO. 4: /X/

                            ------------------------

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
        (Exact Name of Registrant as Specified In Declaration of Trust)

                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                    (Address of Principal Executive Offices)
                                 (888) 825-2257
              (Registrant's Telephone Number, including Area Code)

                          ROBERT S. KAPITO, PRESIDENT
                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                              40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022
                    (Name and Address of Agent for Service)
                            ------------------------

                                   COPIES TO:

           MICHAEL K. HOFFMAN, ESQ.                     LEONARD B. MACKEY, JR., ESQ.
   Skadden, Arps, Slate, Meagher & Flom LLP                Clifford Chance US LLP
              Four Times Square                               200 Park Avenue
           New York, New York 10036                       New York, New York 10166

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                         AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED      REGISTERED              UNIT                 PRICE          REGISTRATION FEE
AMPS, $.001 par value                        1,786               $25,000            $44,650,000           $4,108(1)


(1)  Previously paid.


                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8 MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                             CROSS REFERENCE SHEET
                               PART A--PROSPECTUS

ITEMS IN PART A OF FORM N-2                                  LOCATION IN PROSPECTUS
---------------------------                         ----------------------------------------
Item 1.   Outside Front Cover.....................  Cover page
Item 2.   Cover Pages; Other Offering
            Information...........................  Cover page
Item 3.   Fee Table and Synopsis..................  Prospectus Summary
Item 4.   Financial Highlights....................  Financial Highlights (unaudited)
Item 5.   Plan of Distribution....................  Cover Page; Prospectus Summary;
                                                      Underwriting
Item 6.   Selling Shareholders....................  Not Applicable
Item 7.   Use of Proceeds.........................  Use of Proceeds; The Trust's Investments
Item 8.   General Description of the Registrant...  The Trust; The Trust's Investments;
                                                    Risks; Description of Preferred Shares;
                                                      Certain Provisions in the Agreement
                                                      and Declaration of Trust
Item 9.   Management..............................  Management of the Trust; Custodian,
                                                      Transfer Agent and Auction Agent
Item 10.  Capital Stock, Long-Term Debt, and Other
            Securities............................  Description of Preferred Shares;
                                                    Description of Common Shares; Certain
                                                      Provisions in the Agreement and
                                                      Declaration of Trust; Tax Matters
Item 11.  Defaults and Arrears on Senior
            Securities............................  Not Applicable
Item 12.  Legal Proceedings.......................  Legal Opinions
Item 13.  Table of Contents of the Statement of
            Additional Information................  Table of Contents for the Statement of
                                                      Additional Information

                        PART B--STATEMENT OF ADDITIONAL INFORMATION
Item 14.  Cover Pag...............................  Cover Page
Item 15.  Table of Contents.......................  Cover Page
Item 16.  General Information and History.........  Not Applicable
Item 17.  Investment Objective and Policies.......  Investment Objective and Policies;
                                                      Investment Policies and Techniques;
                                                      other Investment Policies and
                                                      Techniques; Portfolio Transactions
Item 18.  Management..............................  Management of the Trust; Portfolio
                                                      Transactions and Brokerage
Item 19.  Control Persons and Principal Holders of
            Securities............................  Management of the Trust
Item 20.  Investment Advisory and Other
            Services..............................  Management of the Trust; Experts
Item 21.  Brokerage Allocation and Other
            Practices.............................  Portfolio Transactions and Brokerage
Item 22.  Tax Status..............................  Tax Matters
Item 23.  Financial Statements....................  Report of Independent Auditors;
                                                    Financial Highlights (unaudited)

                           PART C--OTHER INFORMATION

    Items 24-33 have been answered in Part C of this Registration Statement

PROSPECTUS                                                                            [BLACKROCK LOGO]


                                  $44,650,000
                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
         AUCTION MARKET PREFERRED SHARES ("AMPS")-REGISTERED TRADEMARK-
                            1,786 SHARES, SERIES W7

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                                  -----------

    INVESTMENT OBJECTIVE. BlackRock New York Municipal Income Trust II (the "Trust") is a recently organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

    PORTFOLIO CONTENTS. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets (as defined herein) in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

    INVESTING IN THE AMPS INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 18. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.
                                ----------------

                                                                    PER SHARE            TOTAL
                                                                    ---------         -----------
      Public Offering Price.......................................   $25,000          $
      Sales Load..................................................   $                $
      Estimated Offering Expenses.................................   $                $
      Proceeds, after expenses, to the Trust(1)...................   $                $

(1) The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

    Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The Underwriters are offering the AMPS subject to various conditions. The Underwriters expect to deliver the AMPS to purchasers, in book-entry form,
through the facilities of The Depository Trust Company on or about            ,
2002.

--------------------------------------------------------------------------------------------
MERRILL LYNCH & CO.                                                              UBS WARBURG
--------------------------------------------------------------------------------------------
PRUDENTIAL SECURITIES                                                   SALOMON SMITH BARNEY
--------------------------------------------------------------------------------------------

               The date of this prospectus is             , 2002.

"AMPS" is a registered service mark of Merrill Lynch & Co., Inc.

    You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the AMPS and retain it for future reference. A Statement of Additional Information, dated September 13, 2002, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 45 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    The Trust is offering 1,786 shares of Series W7 Auction Market Preferred Share. The shares are referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's and "AAA" from S&P.

    The dividend rate for the initial dividend rate period will be    . The
initial rate period is from the date of issuance through           , 2002. For
subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and
(3) purchases and sales will be settled on the next business day after the auction.

    The AMPS are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to date of the redemption, plus a premium in certain circumstances.

    AMPS ARE NOT LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE TRUST OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

    Dividends on the AMPS, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a share of AMPS in advance of the related auction. If the Trust does not give such advance notice, whether or not by reason of the fact that a taxable allocation was made retroactively as a result of a redemption of all or part of the AMPS or the liquidation of the Trust, it generally will be required to pay additional amounts to holders of AMPS in order to adjust for their receipt of income subject to regular Federal income tax and New York State and New York City personal income taxes.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Prospectus Summary................................    4
Financial Highlights (Unaudited)..................    9
The Trust.........................................   10
Use of Proceeds...................................   10
Capitalization (Unaudited)........................   11
Portfolio Composition.............................   12
The Trust's Investments...........................   12
Risks.............................................   18
Management of the Trust...........................   21
Description of AMPS...............................   25
The Auction.......................................   33
Description of Common Shares......................   38
Certain Provisions in the Agreement and
  Declaration of Trust............................   38
Repurchase of Common Shares.......................   40
Tax Matters.......................................   40
Underwriting......................................   43
Custodian, Transfer Agent and Auction Agent.......   44
Legal Opinions....................................   44
Available Information.............................   44
Table of Contents of Statement of Additional
  Information.....................................   45
APPENDIX A Taxable Equivalent Yield Table.........  A-1

                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    Through and including           , 2002, all dealers effecting transactions
in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotment or subscriptions.

                        PRIVACY PRINCIPLES OF THE TRUST

    The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

    Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR AMPS. YOU SHOULD READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE TRUST'S STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES (THE "STATEMENT") ATTACHED AS APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS PROSPECTUS SHALL HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE STATEMENT.

THE TRUST.........................................  BlackRock New York Municipal Income Trust II is a
                                                    recently organized, non-diversified, closed-end,
                                                    management investment company. Throughout the
                                                    prospectus, we refer to BlackRock New York
                                                    Municipal Income Trust II simply as the "Trust" or
                                                    as "we," "us" or "our." See "The Trust." The
                                                    Trust's common shares are traded on the American
                                                    Stock Exchange under the symbol "BFY". See
                                                    "Description of Common Shares." As of
                                                    September 10, 2002, the Trust had 4,933,028 common
                                                    shares outstanding and net assets of $72,106,512.

INVESTMENT OBJECTIVE..............................  The Trust's investment objective is to provide current income exempt from regular Federal income
                                                    tax and New York State and New York City personal
                                                    income taxes.

INVESTMENT POLICIES...............................  The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular
                                                    Federal income tax and New York State and New York
                                                    City personal income taxes. The Trust will invest
                                                    in municipal bonds that, in the opinion of
                                                    BlackRock Advisors, Inc. ("BlackRock Advisors" or
                                                    the "Advisor") and/or BlackRock Financial
                                                    Management, Inc. ("BlackRock Financial Management"
                                                    or the "Sub-Advisor") are underrated or
                                                    undervalued. Underrated municipal bonds are those
                                                    whose ratings do not, in the Advisor's or
                                                    Sub-Advisor's opinion, reflect their true
                                                    creditworthiness. Undervalued municipal bonds are
                                                    bonds that, in the Advisor's or Sub-Advisor's
                                                    opinion, are worth more than the value assigned to
                                                    them in the marketplace. Under normal market
                                                    conditions, the Trust expects to be fully invested
                                                    in these tax-exempt municipal bonds. The Trust
                                                    will invest at least 80% of its Managed Assets in
                                                    municipal bonds that at the time of investment are
                                                    investment grade quality. "Managed Assets" means
                                                    the total assets of the Trust (including any
                                                    assets attributable to any AMPS that may be
                                                    outstanding) minus the sum of accrued liabilities
                                                    (other than debt representing financial leverage).
                                                    Investment grade quality bonds are bonds rated
                                                    within the four highest grades (Baa or BBB or
                                                    better by Moody's, S&P or Fitch) or bonds that are
                                                    unrated but judged to be of comparable quality by
                                                    the Advisor and/or the Sub-Advisor. The Trust may
                                                    invest up to 20% of its Managed Assets in
                                                    municipal bonds that at the time of investment are
                                                    rated Ba/BB or B by Moody's, S&P or Fitch or bonds
                                                    that are unrated but judged to be of comparable
                                                    quality by the Advisor and/or the Sub-Advisor.
                                                    Bonds of below investment grade quality are
                                                    regarded as having predominately speculative
                                                    characteristics with respect to the issuer's
                                                    capacity to pay interest

                                                    and repay principal, and are commonly referred to
                                                    as "junk bonds." The Trust intends to invest
                                                    primarily in long-term bonds and expects bonds in
                                                    its portfolio to have a dollar weighted average
                                                    maturity of 15 years or more under current market
                                                    conditions. The Trust cannot ensure that it will
                                                    achieve its investment objective. See "The Trust's
                                                    Investments."

INVESTMENT ADVISOR................................  BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate,
                                                    BlackRock Financial Management, will provide
                                                    certain day-to-day investment management services
                                                    to the Trust. Throughout the prospectus, we
                                                    sometimes refer to BlackRock Advisors and
                                                    BlackRock Financial Management collectively as
                                                    "BlackRock." BlackRock Advisors will receive an
                                                    annual fee, payable monthly. See "Management of
                                                    the Trust."

THE OFFERING......................................  The Trust is offering 1,786 shares of Series W7
                                                    AMPS at a purchase price of $25,000 per share. The
                                                    AMPS are being offered by the underwriters listed
                                                    under "Underwriting."

RISK FACTORS SUMMARY..............................  Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider
                                                    certain risks carefully. The primary risks of
                                                    investing in the AMPS are:
                                                    -  if an auction fails you may not be able to sell
                                                       some or all of your shares;
                                                    -  because of the nature of the market for AMPS,
                                                       you may receive less than the price you paid
                                                       for your shares if you sell them outside of the
                                                       auction, especially when market interest rates
                                                       are rising;
                                                    -  a rating agency could downgrade the rating
                                                       assigned to the AMPS, which could affect
                                                       liquidity;
                                                    -  the Trust may be forced to redeem your shares
                                                       to meet regulatory or rating agency
                                                       requirements or may voluntarily redeem your
                                                       shares in certain circumstances;
                                                    -  in certain circumstances, the Trust may not
                                                       earn sufficient income from its investments to
                                                       pay dividends;
                                                    -  if interest rates rise, the value of the
                                                       Trust's investment portfolio will decline,
                                                       reducing the asset coverage for the AMPS;
                                                    -  if an issuer of a municipal bond in which the
                                                       Trust invests experiences financial difficulty
                                                       or defaults, there may be a negative impact on
                                                       the income and net asset value of the Trust's
                                                       portfolio; and
                                                    -  the Trust may invest up to 20% of its Managed
                                                       Assets in securities that are below investment
                                                       grade quality, which are regarded as having
                                                       predominately speculative characteristics with
                                                       respect to the issuer's capacity to pay
                                                       interest and principal.
                                                    -  the Trust is a non-diversified management
                                                       investment company and therefore may be more
                                                       susceptible to any single economic, political
                                                       or regulatory occurrence; and

                                                    -  the Trust's policy of investing primarily in
                                                       municipal obligations of issuers located in New
                                                       York makes the Trust more susceptible to
                                                       adverse economic, political or regulatory
                                                       occurrences affecting those issuers. The New
                                                       York state economy has a comparatively large
                                                       share of the nation's finance, insurance,
                                                       transportation, communications and services
                                                       employment. To the extent that a particular
                                                       industry sector represents a larger portion of
                                                       the state's total economy, the greater the
                                                       impact that a downturn in such sector is likely
                                                       to have on the state's economy. The combined
                                                       state and local taxes of residents of the state
                                                       of New York, and particularly of residents of
                                                       New York City, are among the highest in the
                                                       country, which may limit the ability of the
                                                       state and its localities to raise additional
                                                       revenue. In addition, the combined state and
                                                       local debt per capita is above the national
                                                       average and debt service expenditures have
                                                       represented an increasing claim on state and
                                                       local budgets. Recent events have created
                                                       significant risk factors that could result in a
                                                       reduction in economic activity in New York
                                                       State and New York City. For a discussion of
                                                       economic and other considerations in New York,
                                                       see "The Trust's Investments--Municipal
                                                       Bonds--Risks Pertaining to New York."

                                                    For additional risks of investing in the Trust,
                                                    see "Risks" below.

TRADING MARKET....................................  The AMPS are not listed on an exchange. Instead, you may buy or sell the AMPS at an auction that
                                                    normally is held weekly, by submitting orders to a
                                                    broker-dealer that has entered into an agreement
                                                    with the auction agent and the Trust (a "Broker-
                                                    Dealer"), or to a broker-dealer that has entered
                                                    into a separate agreement with a Broker-Dealer. In
                                                    addition to the auctions, Broker-Dealers and other
                                                    broker-dealers may maintain a secondary trading
                                                    market in AMPS outside of auctions, but may
                                                    discontinue this activity at any time. There is no
                                                    assurance that a secondary market will provide
                                                    shareholders with liquidity. You may transfer
                                                    shares outside of auctions only to or through a
                                                    Broker-Dealer or a broker-dealer that has entered
                                                    into a separate agreement with a Broker-Dealer.

                                                    The first auction date for the AMPS will be
                                                              , 2002, the business day before the
                                                    dividend payment date for the initial rate period
                                                    for the AMPS. Each subsequent auction for the AMPS
                                                    will normally be held on Wednesday. The start date
                                                    for subsequent rate periods will normally be the
                                                    business day following the auction date unless the
                                                    then-current rate period is a special rate period
                                                    or the first day of the subsequent rate period is
                                                    not a business day.

DIVIDENDS AND RATE PERIODS........................  The dividend rate for the initial rate period on
                                                    the AMPS offered in this prospectus will be   %.
                                                    For subsequent rate periods, the AMPS will pay
                                                    dividends based on a rate set at auctions,
                                                    normally held weekly. In most instances, dividends
                                                    are also paid weekly, on the first business day
                                                    following the end of the rate period. The

                                                    rate set at auction will not exceed the maximum
                                                    applicable rate. See "Description of
                                                    AMPS--Dividends and Rate Periods."

                                                    Dividends on the AMPS will accumulate at the
                                                    initial rate from           , 2002. The dividend
                                                    payment date for the initial rate period will be
                                                              , 2002. Dividends will normally be paid
                                                    on Thursday. If the day on which dividends
                                                    otherwise would be paid is not a business day,
                                                    then your dividends will be paid on the first
                                                    business day that falls after that day.

                                                    The initial rate period for the AMPS will be
                                                    days. Subsequent rate periods generally will be
                                                    seven days. A requested special rate period will
                                                    not be effective unless sufficient clearing bids
                                                    were made in the auction immediately preceding the
                                                    special rate period. In addition, full cumulative
                                                    dividends, any amounts due with respect to
                                                    mandatory redemptions and any additional dividends
                                                    payable prior to such date must be paid in full.
                                                    The Trust must also have received confirmation
                                                    from Moody's and S&P or any substitute rating
                                                    agency that the proposed special rate period will
                                                    not adversely affect such rating agency's
                                                    then-current rating on the AMPS, and the lead
                                                    Broker-Dealers designated by the Trust, Merrill
                                                    Lynch, Pierce, Fenner & Smith Incorporated and UBS
                                                    Warburg LLC, must not have objected to declaration
                                                    of a special rate period. The dividend payment
                                                    date for special rate periods of more than seven
                                                    days will be set out in the notice designating a
                                                    special rate period. See "Description of AMPS--
                                                    Dividends and Rate Periods--Designation of Special
                                                    Rate Periods."

SPECIAL TAX CONSIDERATIONS........................  Because under normal circumstances the Trust will invest substantially all of its assets in
                                                    municipal bonds that pay interest that is exempt
                                                    from regular Federal income tax and New York State
                                                    and New York City personal income taxes, the
                                                    income you receive will ordinarily be exempt from
                                                    Federal income tax and New York State and New York
                                                    City personal income taxes. Your income may be
                                                    subject to state and local taxes of a state other
                                                    than New York. All or a portion of the income from
                                                    these bonds may be subject to the Federal
                                                    alternative minimum tax, so AMPS may not be a
                                                    suitable investment if you are subject to this tax
                                                    or would become subject to such tax by investing
                                                    in AMPS. Taxable income or gain earned by the
                                                    Trust will be allocated proportionately to holders
                                                    of AMPS and common shares, based on the percentage
                                                    of total dividends paid to each class for that
                                                    year. Accordingly, certain specified AMPS
                                                    dividends may be subject to income tax on income
                                                    or gains attributed to the Trust. The Trust may at
                                                    its election give notice before any applicable
                                                    auction of the amount of any taxable income and
                                                    gain included in a dividend to be distributed for
                                                    the period relating to that auction. If the Trust
                                                    does not give advance notice whether or not by
                                                    reason of the fact that a taxable allocation was
                                                    made retroactively as a result of a redemption of
                                                    all or part of the AMPS or the liquidation of the
                                                    Trust, the Trust generally will be required to pay
                                                    additional amounts to holders of AMPS in order

                                                    to offset the Federal income tax and New York
                                                    State and New York City personal income taxes
                                                    effect of the taxable income so allocated. See
                                                    "Tax Matters" and "Description of AMPS--Dividends
                                                    and Rate Periods."

RATINGS...........................................  The shares of AMPS are expected to be issued with a rating of "Aaa" from Moody's and "AAA" from S&P.
                                                    In order to maintain these ratings, the Trust must
                                                    own portfolio securities of a sufficient value and
                                                    with adequate credit quality to meet the rating
                                                    agencies' guidelines. See "Description of
                                                    AMPS--Rating Agency Guidelines and Asset
                                                    Coverage."

REDEMPTION........................................  The Trust may be required to redeem AMPS if, for example, the Trust does not meet an asset coverage
                                                    ratio required by law or to correct a failure to
                                                    meet a rating agency guideline in a timely manner.
                                                    The Trust voluntarily may redeem AMPS under
                                                    certain conditions. See "Description of
                                                    AMPS--Redemption" and "Description of AMPS--Rating
                                                    Agency Guidelines and Asset Coverage."

LIQUIDATION PREFERENCE............................  The liquidation preference for shares of AMPS will be $25,000 per share plus accumulated but unpaid
                                                    dividends. See "Description of AMPS--Liquidation."

VOTING RIGHTS.....................................  The holders of preferred shares, including AMPS, voting as a separate class, have the right to
                                                    elect at least two trustees of the Trust at all
                                                    times. Such holders also have the right to elect a
                                                    majority of the trustees in the event that two
                                                    years' dividends on the preferred shares are
                                                    unpaid. In each case, the remaining trustees will
                                                    be elected by holders of common shares and
                                                    preferred shares, including AMPS, voting together
                                                    as a single class. The holders of preferred
                                                    shares, including AMPS, will vote as a separate
                                                    class or classes on certain other matters as
                                                    required under the Trust's Agreement and
                                                    Declaration of Trust, the Investment Company Act
                                                    of 1940 (the "Investment Company Act") and
                                                    Delaware law. See "Description of AMPS--Voting
                                                    Rights," and "Certain Provisions in the Agreement
                                                    and Declaration of Trust."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on July 30, 2002 through August 23, 2002. Since the Trust was recently organized and commenced investment operations on July 30, 2002, the table covers less than three weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

                                                      FOR THE PERIOD
                                                     JULY 30, 2002(1)
                                                         THROUGH
                                                     AUGUST 23, 2002
                                                    ------------------
PER COMMON SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period(2).........       $ 14.33
                                                         -------
  Investment operations:
    Net investment income(3)......................          0.02
    Net realized and unrealized gain on
      investments(3)..............................          0.06
                                                         -------
  Net increase from investment operations.........          0.08
                                                         -------
  Capital charges with respect to issuance of:
    Common shares.................................         (0.03)
  Net asset value, end of period(2)...............       $ 14.38
  Market value, end of period(2)..................       $ 15.35
                                                         =======
  Total Investment Return(3)......................          2.33%
                                                         =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4)
  Expenses after fee waiver.......................          0.08%
  Expenses before fee waiver......................          0.09%
  Net investment income after fee waiver..........          0.11%
SUPPLEMENTAL DATA:
  Average net assets of common shareholders
    (000).........................................       $64,622
  Portfolio turnover..............................             0%
  Net assets of common shareholders, end of period
    (000).........................................       $64,831

-------------------

(1) Commencement of investment operations. This information includes the intial investment by BlackRock Advisors, Inc. (Note 1) Net assets value immediately after the closing of the public offering was $14.30.
(2) Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Not Annualized.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                                   THE TRUST

    The Trust is a recently organized, non-diversified, closed-end, management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on June 21, 2002 pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. On
Juy 25, 2002, the Trust issued an aggregate of 4,500,000 common shares of beneficial interest, par value $.001 per share, in an initial public offering and commenced its investment operations. On August 27, 2002, the Trust issued an additional 300,000 common shares, and on September 10, 2002, the Trust issued an additional 75,000 common shares, each pursuant to an overallotment provision in connection with the initial public offering. The Trust's common shares are traded on the American Stock Exchange under the symbol "BFY". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

    The following provides information about the Trust's outstanding shares as of September 10, 2002:

                                                  AMOUNT HELD BY
                                       AMOUNT    THE TRUST OR FOR      AMOUNT
          TITLE OF CLASS             AUTHORIZED    ITS ACCOUNT      OUTSTANDING
          --------------             ----------  ----------------  --------------
           Common Shares             Unlimited          0             4,933,028
               AMPS                  Unlimited          0                     0
             Series W7                   2,885          0                     0

                                USE OF PROCEEDS

    The net proceeds of this offering will be approximately $44,103,861 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax exempt municipal bonds that meet the Trust's investment objective and policies within six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the capitalization of the Trust as of September 10, 2002, and as adjusted to give effect to the issuance of the AMPS offered hereby.

                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
Shareholder's Equity:
      AMPS, $.001 par value, $25,000
        stated value per share, at
        liquidation value; unlimited
        shares authorized (no shares
        issued; 1,786 shares issued, as
        adjusted).......................  $         --    44,650,000
      Common shares, $.001 par value per
        share; unlimited shares
        authorized, 4,933,028 shares
        outstanding*....................         4,933         4,933
  Paid-in surplus.......................    70,532,443    69,986,304
  Balance of undistributed net
    investment income...................       180,686       180,686
        Accumulated net realized
          gain/loss from investment
          transactions..................            --            --
        Net unrealized
          appreciation/depreciation of
          investments...................     1,388,450     1,388,450
        Net assets......................    72,106,512   116,210,373

---------

  * None of these outstanding shares are held by or for the account of the Trust.

                             PORTFOLIO COMPOSITION

    As of September 10, 2002, approximately 90.31% of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately 9.69% of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of September 10, 2002, based on the highest rating assigned.

                                           VALUE
CREDIT RATING                              (000)   PERCENT
-------------                             -------  -------
AAA/Aaa*................................   19,936   28.06%
AA/Aa...................................   36,531   51.42%
A/A.....................................    4,098    5.77%
BBB/Baa.................................        0    0.00%
BB/Ba...................................        0    0.00%
B/B.....................................    3,595    5.06%
Unrated+................................        0    0.00%
Short-Term..............................    6,887    9.69%
TOTAL...................................   71,047  100.00%

-------------------

  * Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.
  + Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest. See "The Trust's Investments--Investment Objective and Policies."

                            THE TRUST'S INVESTMENTS

    The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

    The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. Under normal market conditions, the Trust expects to be fully invested in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in New York. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. See "--Other Investment Companies," and "--Tax-Exempt Preferred Shares." Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from New York State and New York City personal income taxes, the Trust may invest in securities that pay interest that is not exempt from New York State and New York City personal income taxes when, in the judgment of BlackRock, the return to the shareholders after payment of applicable New York State and New York City personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income taxes

    The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

    The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

    During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short term investments a portion of your dividends would be subject to regular Federal income tax and New York State and New York City personal income taxes.

    The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and the AMPS voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.

MUNICIPAL BONDS

    GENERAL. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and New York State and New York City personal income taxes. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and New York State and New York City personal income taxes. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

    The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

    The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

RISKS PERTAINING TO NEW YORK

    Except during defensive periods, the Trust invests primarily in New York municipal obligations. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal obligations. In addition, the specific New York municipal obligations in which the Trust invests are expected to change from time to time.

    The following information is a summary of a more detailed description of certain factors affecting New York municipal obligations which is contained in the Trust's Statement of Additional Information. Investors should obtain a copy of the Trust's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all New York municipal obligations acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

    Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. The City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in the City as a direct result of September 11 will produce material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The State has not quanti.ed the impact of expected reductions in receipts and increased expenditures for unemployment and economic revitalization resulting from September 11. The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of the City on
April 17, 2002 (the "Executive Budget"), projects total revenue lost to the City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expenses over the same period have increased by $6.1 billion from projections prepared prior to September 11.

    The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

    The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

    There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

    Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

    In its January 22, 2002 quarterly update, in part as a result of September 11, the State has projected a decline in economic growth and lower employment levels in 2002. As a result of declines in State employment, Wall Street bonuses, and non-wage income levels, personal income is expected to decline in 2001-2002 and increase minimally in 2002-2003. In the quarterly update, the State Division of the Budget projects a closing balance in the General Fund of $2.1 billion in 2001-2002. The State has noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.

    The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-2002 through 2004-05 fiscal years. The Executive Budget projects total General Fund receipts, including transfers of available General Fund balances at $40.2 billion, and disbursements at $40.2 billion for fiscal year 2002-2003, a balanced budget for that fiscal year.

    On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balance 2002-03 State Budget (the "State Budget"). The agreement includes actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by nearly $1 billion, or 2.6 percent. General Fund spending will total $40.2 billion. All Funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion.

    The State Budget includes a series of one-time actions to close this budget gap. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. On April 17, 2002, the Mayor of the City released the Executive Budget for fiscal year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006. The Executive Budget incorporates a number of steps to close a projected $5.0 billion budget gap, including city agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of September 11, the Executive Budget projects a budget surplus of $322 million in the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed in the Executive Budget for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. On June 19, 2002, the Mayor and the City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget adopted the City Executive Budget with no material changes.

    If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

    For more information, see "Investment Policies and Techniques--Factors Pertaining to New York" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

    The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its AMPS, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of AMPS will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

TAX-EXEMPT PREFERRED SHARES

    The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

HIGH YIELD SECURITIES

    The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

                                     RISKS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RECENTLY ORGANIZED

    The Trust is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

INTEREST RATE RISK

    Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Trust issues AMPS, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of AMPS to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short term interest rates rise, the AMPS dividend rates may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on AMPS would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

AUCTION RISK

    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their

AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of AMPS" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK

    If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

    It is expected that while Moody's will assign a rating of "Aaa" to the AMPS and S&P will assign a rating of "AAA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or S&P could downgrade AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades AMPS, the Trust may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

CREDIT RISK

    Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

STATE CONCENTRATION RISK

    Because the Trust primarily purchases municipal bonds issued by the State of New York or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal bonds. There can be no assurance that New York will not experience a decline in economic conditions or that the New York municipal bonds purchased by the Trust will not be affected by such a decline.

    For a discussion of economic and other considerations in New York, see "The Trust's Investments--Municipal Bonds--Risk Factors Pertaining to New York."

MUNICIPAL BOND MARKET RISK

    Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

    The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

    Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

REINVESTMENT RISK

    Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the AMPS.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

ECONOMIC SECTOR AND GEOGRAPHIC RISK

    The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers located in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's assets.

HIGH YIELD RISK

    Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

NON-DIVERSIFICATION

    The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

RECENT DEVELOPMENTS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

                            MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS

    The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are

"interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name.

    The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock had approximately $17.5 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

    INVESTMENT PHILOSOPHY. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

    BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal income tax and New York State and New York City personal income taxes. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

    BLACKROCK'S MUNICIPAL BOND TEAM. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

    BlackRock's municipal bond team includes three portfolio managers with an average experience of 20 years and five credit research analysts with an average experience of 13 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995.
Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley and F. Howard Downs.
Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999,
Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal
Securities, Inc. Mr. Downs was one of the original employees of William E.
Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds.

    As of June 30, 2002, BlackRock's municipal bond portfolio managers were responsible for over 85 municipal bond portfolios, valued at approximately $12.7 billion. Municipal mandates include the management of open and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock managed 12 municipal liquidity accounts valued at approximately $4.8 billion. The team currently manages 31 closed-end municipal funds with over $7 billion in assets under management.

    BLACKROCK'S INVESTMENT PROCESS. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

    BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

    In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

    BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $12.7 billion in municipal bonds managed by BlackRock.

    Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

    Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the DISCLOSURE HANDBOOK FOR MUNICIPAL SECURITIES--1992 UPDATE, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited THE HANDBOOK OF MUNICIPAL BONDS published in the fall of 1994. Dr. Heide was selected by the BOND BUYER as a first team All-American Municipal Analyst in 1990 and was nominated for the same award in several subsequent years.


    BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.15% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through July 31, 2007), and for a declining amount for an additional five years (through July 31, 2012). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the AMPS, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

    In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    For the first 10 years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                PERCENTAGE WAIVED
TWELVE MONTH   (AS A PERCENTAGE OF
PERIOD ENDING    AVERAGE WEEKLY
   JULY 31      MANAGED ASSETS)*
   -------     -------------------
   2003**             0.15%
   2004               0.15%
   2005               0.15%
   2006               0.15%
   2007               0.15%
   2008               0.10%
   2009               0.10%
   2010               0.05%
   2011               0.05%
   2012               0.05%

-------------------

  *  Including net assets attributable to AMPS.
 **  From the commencement of operations.

    BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond July 31, 2012 or after termination of the investment management agreement.

                              DESCRIPTION OF AMPS

    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement of Preferences (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL

    The Trust's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 1,786 AMPS, Series W7. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

    The AMPS will rank on parity with any other series of AMPS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

The following is a general description of dividends and Rate Periods.

    RATE PERIODS. The Initial Rate Period will be      days.

    Any subsequent Rate Periods of AMPS will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods designating them as Special Rate Periods. See "Designation of Special Rate Periods" below.

    DIVIDEND PAYMENT DATES. Dividends on the AMPS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and
applicable law. The initial dividend payment date is           , 2002.
Subsequent dividends are scheduled to be paid on each      .

    If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

    Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

    CALCULATION OF DIVIDEND PAYMENT. The Trust computes the dividends per share payable on shares of AMPS by multiplying the applicable rate for shares of AMPS in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

    Dividends on AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

    The maximum applicable rate for any rate period for AMPS will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the Applicable Percentage Table below:

                      APPLICABLE PERCENTAGE PAYMENT TABLE

                                                                                   APPLICABLE PERCENTAGE TABLE
                             CREDIT RATINGS                               ----------------------------------------------
------------------------------------------------------------------------  APPLICABLE PERCENTAGE:  APPLICABLE PERCENTAGE:
              MOODY'S                                S&P                     NO NOTIFICATION           NOTIFICATION
-----------------------------------  -----------------------------------  ----------------------  ----------------------
"Aa3" or higher                      AA- or higher                                     110%                    150%
"A3" to "A1"                         A- to A+                                          125%                    160%
"Baa3" to "Baa1"                     BBB- to BBB+                                      150%                    250%
"Ba3" to "Ba1"                       BB- to BB+                                        200%                    275%
Below "Ba3"                          Below BB-                                         250%                    300%

    The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                     REFERENCE RATE TABLE
----------------------------------------------------------------------------------------------
              RATE PERIOD                                     REFERENCE RATE
----------------------------------------    --------------------------------------------------
28 days or less                                       Greater of:
                                                      -  AA Composite Commercial Paper Rate
                                                      -  Taxable Equivalent of the Short-Term
                                                         Municipal Bond Rate
29 days to 182 days                                   AA Composite Commercial Paper Rate
183 days to 364 days                                  Treasury Bill Rate
365 days or more                                      Treasury Note Rate

    The "AA Composite Commercial Paper Rate" is as set forth in the table set forth below:

                   AA COMPOSITE COMMERCIAL PAPER RATE TABLE.

MINIMUM RATE PERIOD            SPECIAL RATE PERIOD               AA COMPOSITE COMMERCIAL PAPER RATE*
-------------------  ----------------------------------------  ----------------------------------------
  7 days or less     48 days or fewer                          30-day rate
                     49 days to 69 days                        60-day rate
                     70 days to 84 days                        Average of 60-day and 90-day rates
                     85 days to 98 days                        90-day rate
                     99 days to 119 days                       Average of 90-day and 120-day rates
                     120 days to 140 days                      120-day rate
                     141 days to 161 days                      Average of 120-day and 180-day rates
                     162 days to 182 days                      180-day rate

-------------------

  *  Rates stated on a discount basis

    If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

    Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

    If an auction for AMPS is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

    ADDITIONAL DIVIDENDS. If the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on AMPS without having provided advance notice (a "Taxable Allocation"), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the AMPS or a liquidation of the Trust, the Trust shall pay an additional dividend. The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of AMPS on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated:

    -  without consideration being given to the time value of money;

    - assuming that no holder of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

    - assuming that each Taxable Allocation and such additional dividend (except to the extent such additional dividend is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of AMPS at the maximum marginal combined regular Federal individual income, New York State and New York City personal income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable whichever is greater, in effect during the fiscal year in question.

    The Trust will not pay Additional Dividends with respect to net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

    Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Tax Matters." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

    The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the AMPS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

    - immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

    - full cumulative dividends on AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

    - the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

    The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

    DESIGNATION OF SPECIAL RATE PERIODS. The Trust may, in certain situations, declare a special rate period on AMPS. Prior to declaring a special rate period, the Trust will give notice to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all AMPS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for such AMPS were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead Broker-Dealers designated by the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC must not have objected to declaration of a special rate period.

REDEMPTION

    MANDATORY REDEMPTION. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time to time by the rating agencies then rating the AMPS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

    OPTIONAL REDEMPTION. The Trust, at its option, may redeem the shares of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No AMPS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. In addition, holders of a AMPS may be entitled to receive additional dividends if the redemption causes the Trust to make a Taxable Allocation without having given advance notice to the auction agent. AMPS may not be redeemed in part if fewer than 300 Shares would remain outstanding after the redemption. The Trust has the authority to redeem AMPS for any reason.

LIQUIDATION

    If the Trust is liquidated, the holders of any outstanding AMPS will receive the liquidation preference on such AMPS, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Trust.

    For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

    - the sale of all or substantially all the property or business of the Trust;

    - the merger or consolidation of the Trust into or with any other business trust or corporation; or

    - the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of the AMPS then outstanding and
(b) certain accrued and projected payment obligations of the Trust.

    The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("Investment

Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of September 10, 2002, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $546,139, would have been computed as follows:

  Value of Trust assets less
         liabilities
   not constituting senior
          securities            =  116,210,373
                                                =  260%
------------------------------      ----------
Senior securities representing      44,650,000
         indebtedness
             plus
   liquidation value of the
       preferred shares

    In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Trust will be required to redeem AMPS as described under "Redemption--Mandatory Redemption" above.

    The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

    As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

    The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the AMPS.

VOTING RIGHTS

    Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

    Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

    As long as any AMPS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the AMPS or any other preferred shares, unless, in the case of shares of preferred stock on parity with the AMPS, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

    (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and
(iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

    (c) authorize the Trust's conversion from a closed-end to an open-end investment company;

    (d) amend the provisions of the Agreement and Declaration of Trust or the Statement, which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year; or

    (e) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

    So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

    To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and
(b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

    The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION
GENERAL

    The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

    AUCTION AGENCY AGREEMENT. The Trust will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for such AMPS is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

    The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

    The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such AMPS may submit the following types of orders with respect to such AMPS to that Broker-Dealer.

    1. Hold order--indicating its desire to hold such AMPS without regard to the applicable rate for the next dividend period.

    2. Bid--indicating its desire to sell such AMPS at $25,000 per share if the applicable rate for such AMPS for the next dividend period is less than the rate or spread specified in the bid.

    3. Sell order--indicating its desire to such AMPS at $25,000 per share without regard to the applicable rate for such AMPS for the next dividend period.

    A beneficial owner may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner for such AMPS that submits its bid with respect to such AMPS to its Broker-Dealer having a rate higher than the maximum applicable rate for such AMPS on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of such AMPS that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such AMPS to its Broker-Dealer. However, if a beneficial owner of such AMPS fails to submit an order with respect to such AMPS to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or that is a beneficial owner of AMPS that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase such AMPS at $25,000 per share if the applicable rate for such AMPS for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of such AMPS specifying a rate higher than the maximum applicable rate for such AMPS on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

    There are sufficient clearing bids for AMPS in an auction if the number of AMPS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such AMPS is at least equal to or exceeds the sum of the number of such AMPS subject to sell orders and the number of such AMPS subject to bids specifying rates or spreads higher than the maximum applicable rate for such AMPS submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such AMPS. If there are sufficient clearing bids for AMPS, the applicable rate for such AMPS for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning such AMPS available for purchase in the auction.

    If there are not sufficient clearing bids for such AMPS, the applicable rate for the next dividend period will be the maximum applicable rate for such AMPS on the auction date. If this happens, beneficial owners of such AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all such AMPS subject to such sell orders. If all of the outstanding such AMPS are the subject of submitted hold orders, the applicable rate for the next dividend period will then be:

    - (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and
       (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

    - 1 minus the maximum marginal combined regular Federal individual income tax rate and New York State and New York City personal income tax rates applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

    If the applicable rate period is less than 183 days and the Kenny Index is less than the amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.

    The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.

    The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.

    The "Treasury Note Rate" on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in THE WALL STREET JOURNAL , then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

    If all the AMPS are subject to hold orders and the Trust has notified the auction agent of its intent to allocate to the AMPS any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for such AMPS for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal combined regular individual Federal income tax rate and New York State and New York City personal income tax rates applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.

    The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each of the AMPS by the number of days in the Dividend Period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in
(i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (iii) dividing the amount determined in (ii) by $25,000.

    The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of such AMPS specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

    The auctions for AMPS Series W7 will normally be held every Wednesday, and each subsequent dividend period will normally begin on the following Thursday.

    If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

    If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    - the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

    - the affected Dividend Period will end on the day it otherwise would have ended; and

    - the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

    Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

SECONDARY MARKET TRADING AND TRANSFERS OF AMPS

    The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special rate period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special rate period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

    A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

    - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

    -  to a Broker-Dealer; or

    - to such other persons as may be permitted by the Trust; provided, however, that

    - a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

    - in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

    In addition to the AMPS, the Agreement and Declaration of Trust dated as of June 21, 2002, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

    The Trust's common shares are traded on the American Stock Exchange under the symbol "BFY".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

    The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

    - the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

    - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding AMPS, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at new asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

    To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

    The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

    Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase AMPS to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the AMPS at that time.

                                  TAX MATTERS
FEDERAL INCOME TAX MATTERS

    The following is a description of certain U.S. federal income tax consequences to a investor of acquiring, holding and disposing of AMPS of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any U.S. federal income tax. The Trust expects that substantially all of the dividends it distributes to its common shareholders and holders of the AMPS will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular U.S. federal income tax. Some or all of an exempt-interest dividend, however, may be subject to U.S. federal alternative minimum tax imposed on the shareholder. Different U.S. federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate tax-exempt interest income, long-term capital gain and other taxable income, if any, among the common shares and the AMPS in proportion to total dividends paid to each class for the year. The Trust intends to notify holders of AMPS in advance if it will allocate income to them that is not exempt from regular U.S. federal income tax. In certain circumstances, the Trust will make payments to holders of AMPS to offset the tax effects of the taxable distribution. See "Description of AMPS-Dividends and Dividend Periods-Additional Dividends." The sale or other disposition of common shares or AMPS of the Trust will normally result in capital gain or loss to shareholders. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains and ordinary income are taxed currently at a maximum rate of 38.6%, while long-term capital gains are generally taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).*

    Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as an undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss. This summary of tax consequences is intended for general information.

NEW YORK TAX MATTERS

    The discussion under this heading applies only to shareholders of the Trust that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City personal income tax on distributions attributable to interest on New York municipal bonds. Individual shareholders will generally be subject to New York State or New York City personal income tax on distributions attributable to other income of the Trust (including net capital gain), and gain on the sale of shares of the Trust. Corporations should note that all or a part of any distribution from the Trust, and gain on the sale of shares of the Trust, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.

    Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.648%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Trust are not exempt from taxation in such other state.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

-------------------
* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. You should consult a tax advisor concerning the tax consequences of your investment in the Trust. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Tax Matters" in the Statement of Additional Information below.

    Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.

    Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                  UNDERWRITING

    Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

UNDERWRITER                                                            NUMBER OF SHARES
-----------                                                            ----------------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated...............................................
UBS Warburg LLC......................................................
Prudential Securities Incorporated...................................
Salomon Smith Barney Inc.............................................
                                                                          ---------
           Total.....................................................
                                                                          =========

    The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Trust of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

    The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Trust
will pay of $     per share is equal to 1% of the initial offering price of the
AMPS. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in
the initial public offering on or before            , 2002.

    The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust's portfolio transactions and that the Underwriters, or their affiliates, may act as a counterparty with the interest rate transactions described above after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Trust.

    The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York, 10080. The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10080.

    The settlement date for the purchase of the AMPS will be September 19, 2002, as agreed upon by the Underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

    The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

    Deutsche Bank Trust Company Americas, 100 Plaza One, Jersey City,
New Jersey 07311. a banking corporation organized under the laws of New York, is the auction agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Trust and AMPS can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-17
Management of the Trust...........................  B-21
Portfolio Transactions and Brokerage..............  B-28
Additional Information Concerning the Auctions for
  AMPS............................................  B-29
Description of Common Shares......................  B-31
Other Shares......................................  B-31
Repurchase of Common Shares.......................  B-31
Tax Matters.......................................  B-32
Experts...........................................  B-37
Additional Information............................  B-37
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2
APPENDIX A Statement of Preferences of Auction
  Market Preferred Shares.........................   A-1
APPENDIX B Ratings of Investments.................   B-1
APPENDIX C General Characteristics and Risks of
  Hedging Transactions............................   C-1

                                   APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

    The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

                 2002-2003 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                                        FEDERAL
                       JOINT RETURN       TAX
SINGLE RETURN            BRACKET         RATE
-------------       ------------------  -------
$0 - 6,000          $0 - 12,000         10.00%
$6,001 - 27,950     $12,001 - 46,700    15.00%
$27,951 - 67,700    $46,701 - 112,850   27.00%
$67,701 - 141,250   $112,851 - 171,950  30.00%
$141,251 - 307,050  $171,951 - 307,050  35.00%
Over $307,050       Over $307,050       38.60%

                                           TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
                       JOINT RETURN     -------------------------------------------------
SINGLE RETURN            BRACKET        4.00%  4.50%  5.00%  5.50%  6.00%  6.50%   7.00%
-------------       ------------------  -----  -----  -----  -----  -----  ------  ------
$0 - 6,000          $0 - 12,000         4.44%  5.00%  5.56%  6.11%  6.67%  7.22%   7.78%
$6,001 - 27,950     $12,001 - 46,700    4.71%  5.29%  5.88%  6.47%  7.06%  7.65%   8.24%
$27,951 - 67,700    $46,701 - 112,850   5.48%  6.16%  6.85%  7.53%  8.22%  8.90%   9.59%
$67,701 - 141,250   $112,851 - 171,950  5.71%  6.43%  7.14%  7.86%  8.57%  9.29%   10.00%
$141,251 - 307,050  $171,951 - 307,050  6.15%  6.92%  7.69%  8.46%  9.23%  10.00%  10.77%
Over $307,050       Over $307,050       6.51%  7.33%  8.14%  8.96%  9.77%  10.59%  11.40%

    The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and New York State and New York City taxes, using published 2002 marginal Federal tax rates and marginal New York State and New York City tax rates currently available and scheduled to be in effect.

                              2002-2003 TAX YIELD

                                    NEW YORK

                                        FEDERAL   STATE   COMBINED
                                          TAX      TAX      TAX
SINGLE RETURN          JOINT RETURN     BRACKET  BRACKET  BRACKET*
-------------       ------------------  -------  -------  --------
$0 - 6,000          $0 - 12,000         10.00%   6.550%   15.90%
$6,001 - 8,000      $12,001 - 16,000    15.00%   6.550%   20.57%
$8,001 - 11,000     $16,001 - 21,600    15.00%   7.050%   20.99%
                    $21,601 - 22,000    15.00%   7.600%   21.46%
$11,001 - 12,000                        15.00%   7.800%   21.63%
$12,001 - 13,000    $22,001 - 26,000    15.00%   8.350%   22.10%
$13,001 - 20,000    $26,001 - 40,000    15.00%   9.000%   22.65%
$20,001 - 25,000    $10,001 - 45,000    15.00%   9.950%   23.46%
$25,001 - 27,950    $45,001 - 46,700    15.00%   10.000%  23.50%
$27,951 - 50,000    $46,701 - 90,000    27.00%   10.000%  34.30%
$50,001 - 67,700    $90,000 - 112,850   27.00%   10.050%  34.34%
$67,701 - 141,250   $112,851 - 171,950  30.00%   10.050%  37.04%
$141,251 - 307,050  $171,951 - 307,050  35.00%   10.050%  41.53%
Over $307,050       Over $307,050       38.60%   10.050%  44.77%

SINGLE RETURN          JOINT RETURN     3.50%   4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%
-------------       ------------------  ------  -----  -----  -----  -----  ------  ------  ------
$0 - 6,000          $0 - 12,000         4.16%   4.76%  5.35%  5.94%  6.54%  7.13%   7.73%   8.32%
$6,001 - 8,000      $12,001 - 16,000    4.41%   5.04%  5.67%  6.29%  6.92%  7.55%   8.18%   8.81%
$8,001 - 11,000     $16,001 - 21,600    4.43%   5.06%  5.70%  6.33%  6.96%  7.59%   8.23%   8.86%
                    $21,601 - 22,000    4.46%   5.09%  5.73%  6.37%  7.00%  7.64%   8.28%   8.91%
$11,001 - 12,000                        4.47%   5.10%  5.74%  6.38%  7.02%  7.66%   8.29%   8.93%
$12,001 - 13,000    $22,001 - 26,000    4.49%   5.13%  5.78%  6.42%  7.06%  7.70%   8.34%   8.99%
$13,001 - 20,000    $26,001 - 40,000    4.52%   5.17%  5.82%  6.46%  7.11%  7.76%   8.40%   9.05%
$20,001 - 25,000    $40,001 - 45,000    4.57%   5.23%  5.88%  6.53%  7.19%  7.84%   8.49%   9.15%
$25,001 - 27,950    $45,001 - 46,700    4.58%   5.23%  5.88%  6.54%  7.19%  7.84%   8.50%   9.15%
$27,951 - 50,000    $46,701 - 90,000    5.33%   6.09%  6.85%  7.61%  8.37%  9.13%   9.89%   10.65%
$50,001 - 67,700    $90,000 - 112,850   5.33%   6.09%  6.85%  7.61%  8.38%  9.14%   9.90%   10.66%
$67,701 - 141,250   $112,851 - 171,950  5.56%   6.35%  7.15%  7.94%  8.74%  9.53%   10.32%  11.12%
$141,251 - 307,050  $171,951 - 307,050  5.99%   6.84%  7.70%  8.55%  9.41%  10.26%  11.12%  11.97%
Over $307,050       Over $307,050       6.34%   7.24%  8.15%  9.05%  9.96%  10.86%  11.77%  12.67%

-------------------

  * Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any Federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits,
     (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that Federal taxable income is equal to state income subject to tax. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $44,650,000

                                   BLACKROCK
                       NEW YORK MUNICIPAL INCOME TRUST II

         AUCTION MARKET PREFERRED SHARES ("AMPS")-REGISTERED TRADEMARK-
                            1,786 SHARES, SERIES W7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                 -------------
                                   PROSPECTUS
                               ------------------

                              MERRILL LYNCH & CO.
                                  UBS WARBURG
                             PRUDENTIAL SECURITIES
                              SALOMON SMITH BARNEY

                               SEPTEMBER 13, 2002

"AMPS" IS A REGISTERED SERVICE MARK OF MERRILL LYNCH & CO., INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  BLACKROCK NEW YORK MUNICIPAL INCOMETRUST II

                      STATEMENT OF ADDITIONAL INFORMATION

    BlackRock New York Municipal Income Trust II (the "Trust") is a recently organized, non-diversified, closed-end, management investment company. This Statement of Additional Information relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating
hereto dated      , 2002. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-17
Management of the Trust...........................  B-21
Portfolio Transactions and Brokerage..............  B-28
Additional Information Concerning the Auctions for
  AMPS............................................  B-29
Description of Common Shares......................  B-31
Other Shares......................................  B-31
Repurchase of Common Shares.......................  B-31
Tax Matters.......................................  B-32
Experts...........................................  B-37
Additional Information............................  B-37
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2
APPENDIX A Statement of Preferences of Auction
  Market Preferred Shares.........................   A-1
APPENDIX B Ratings of Investments.................   B-1
APPENDIX C General Characteristics and Risks of
  Hedging Transactions............................   C-1

          THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED       , 2002.

                                USE OF PROCEEDS

    Pending investment in municipal bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and New York State and New York City personal income taxes and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. AMPS therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing AMPS. The suitability of an investment in AMPS will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

INVESTMENT RESTRICTIONS

    Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and AMPS, voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class:

        (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

        (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

        (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

        (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

        (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

        (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

    When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

    For purposes of applying the limitation set forth in subparagraph
(1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

    For the purpose of applying the limitation set forth in subparagraph
(1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

    Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and New York State and New York City personal income taxes.

    In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

        (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

        (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

        (3) purchase securities of companies for the purpose of exercising control.

    The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

    In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Trust intends to apply for ratings for the AMPS from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any AMPS that it intends to issue would be initially given the highest ratings by Moody's (Aaa) and/or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of AMPS by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

    The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

PORTFOLIO INVESTMENTS

    The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and New York State and New York City personal income taxes.

    Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

    A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

    The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (E.G., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

    The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

    Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

    In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

SHORT-TERM TAXABLE FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

        (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
    (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the

    U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

        (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

        (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

    Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

    Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its

BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

    Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

    While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


FACTORS PERTAINING TO NEW YORK


    GENERAL. As described in the Prospectus, except during temporary periods, the Trust will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently veri.ed by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.

    THE NEW YORK STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.

    The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages.

    Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

    Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

    RECENT EVENTS. The ramifications of the terrorist attack in New York raise many complex issues related to state finances. The State of New York expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of Federal aid and other assistance, the New York State Legislature enacted $5.5 billion in appropriations on September 13,

2001. It also authorized $2.5 billion in additional bonding authority to fund New York City costs related to or arising from the terrorist attack.

    Federal funding for disaster assistance is available in several forms. Under current law, the Federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On
September 21, 2001, the President waived any matching requirement for New York State and New York City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. On March 9, 2002 the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit. Other significant assistance is available through the Small Business Administration for property losses, cashflow needs, and hazard mitigation.

    The terrorist attack in New York City may have materially adverse consequences for the state, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate state tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the state and a substantial reduction in its operations would likely have an adverse impact on state tax revenues, leading to material changes to the state's 2001-02 Financial Plan and the state's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

    2000-2001 FISCAL YEAR. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion.

    2001-2002 FISCAL YEAR. The revised cash-basis 2001-2002 State Financial Plan issued by the Division of the Budget on January 22, 2002 projects that the State will end its 2001-2002 fiscal year with a surplus of $2.1 billion.

    2002-2003 FISCAL YEAR. The Governor released his 2002-2003 Executive Budget (the "Executive Budget") on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-2002 through 2004-2005 fiscal years, and a proposed Capital Program and Financing Plan for the 2002-2003 through 2006-2007 fiscal years. The State Executive Budget projected a total budget gap of $6.8 billion in the 2001-2002 and 2002-2003 fiscal years.

    On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-2003 State Budget (the "State Budget"). The agreement includes actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by nearly $1.0 billion, or 2.6 percent. General Fund spending will total $40.2 billion. All Funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion. This represents a 6 percent annual increase reflecting $2.5 billion in increased Federal aid. State Funds will total $59.5 billion, a 4.4 percent annual increase.

    The State Budget includes a series of one-time actions to close this budget gap. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. A 1.0 billion tax cut is included in the State Budget targeted to job creation, victims of September 11, economic incentives to lower Manhattan and senior citizens. The State proposes to eliminate 5,000 positions through the early retirement initiative.

    The State Executive Budget, however, projected potential budget gaps of $2.8 billion and $3.3 billion, in fiscal years 2003-2004 and 2004-2005, respectively.

    The most significant risks to the State's financial plan set forth in the Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the Executive Budget.

    Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

    NEW YORK CITY. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

    The fiscal health of the state may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the state. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The state may also be affected by the ability of the city and certain entities issuing debt for the benefit of the city to market their securities successfully in the public credit markets. The city has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The city prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

    To successfully implement its Financial Plan, the city and certain entities issuing debt for the benefit of the city must market their securities successfully. This debt is issued to finance the rehabilitation of the city's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs.

    In recent years, the state Constitutional debt limit would have prevented New York City from entering into new capital contracts without the creation of the New York City Transitional Finance Authority in 1997 and TSASC, Inc. in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues).

    For fiscal year 2001 the City had an operating surplus of $3.0 billion. On April 17, 2002, the Mayor of the City released the Executive Budget for fiscal year 2003 (July 1, 2002 to June 30, 2003), which includes a fianncial plan for fiscal years 2003 through 2006. The Executive Budget incorporates a number of steps to close a projected $5.0 billion budget gap, including city agency cuts ranging up to 36%, staf.ng changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of Setpember 11, the Executive Budget projects a budget surplus of $322 million in the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed in the Executive Budget for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. Mayor and the City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget, adopted the City Executive Budget with no material changes.

    CITY'S FINANCING PROGRAM. Implementation of the City Financial Plan is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.2 billion of general obligation bonds, $4.0 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $1.8 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $9.3 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11.

    As of May 23, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs.

    2001 FISCAL YEAR. For the 2001 fiscal year (July 1, 2000 - June 30, 2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

    2002-2006 FINANCIAL PLAN. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years, the City Financial Plan released on February 13, 2002. The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

    The City Financial Plan reflects certain extraordinary actions necessitated by September 11 and projects balanced revenues and expenditures for the 2002 fiscal year and budget gaps of $5.0 billion, $5.4billion and $5.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed by the Mayor for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.6 billion, $2.9 billion and $3.1 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve the 2003 City budget and that it may not adopt certain of the Mayor's gap closing proposals. If any gap closing measures are not replaced by equivalent alternatives, budget gaps for fiscal year 2003 and thereafter will be increased.

    The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $260 million to pay debt service due in the fiscal year 2003. In addition, the City Financial Plan reflects a proposed cigarette tax increase resulting in increased revenues totaling $249 million in fiscal year 2003 and declining yearly to a total increase of $241 million in fiscal year 2006 which is subject to State legislative approval. The Mayor has proposed restoring the City's stock transfer tax, which in the past generated $114million annually which also must be approved by the State legislature.

    ASSUMPTIONS. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September 11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions;
(iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

    The City Financial Plan assumes a sudden economic downturn as the result of September 11 in the last half of 2001 and job and income losses in the first half of 2002 as the City economy shrinks by 4.6% for calendar year 2002. The Plan forecasts a sluggish recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until fiscal year 2006. Given the uncertain impact of September 11 on the city's economy, including the loss of jobs and business, impact on tourism in the City and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

    RECENT FEDERAL STIMULUS LEGISLATION. On March 9, 2002 the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.


    Certain components of this package have the potential to adversely affect State tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

    OTHER NEW YORK RISK FACTORS. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

    The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

    Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility of the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

    The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by designating liquid assets on the books and records of the Trust or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

    INTEREST RATE TRANSACTIONS. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

    The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

    CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (I.E., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

    PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

    MUNICIPAL MARKET DATA RATE LOCKS. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

    Appendix D contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments;
(c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

    Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."

SHORT SALES

    The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

    When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

    If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

    The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

    Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

BORROWING

    Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of AMPS.

REVERSE REPURCHASE AGREEMENTS

    The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

REPURCHASE AGREEMENTS

    As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and AMPS. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

    The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

LENDING OF SECURITIES

    The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the

Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

    The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

HIGH YIELD SECURITIES

    The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. The extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

RESIDUAL INTEREST MUNICIPAL BONDS

    The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

    Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

    The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

    The investment management agreement and certain scheduled waivers of investment advisory fees were approved by the Trust's board of trustees at an in person meeting of the board of trustees held on July 12, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement
provides for the Trust to pay a management fee at an annual rate equal to 0.05% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.15% the average weekly value of the Trust's Managed Assets in each of the first five years of the Trust's operations (through July 31, 2007) and for a declining amount for an additional five years (through July 31, 2012). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability of BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

    The investment management agreement and the waivers of management fees were approved by the sole common shareholder of the Trust as of July 16, 2002. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

    BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to July 31, 2003, 38% of the monthly management fees received by BlackRock Advisors, (ii) from August 1, 2003 to July 31, 2004, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after July 31, 2004, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

    The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

    Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

    The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting held on July 12, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

TRUSTEES AND OFFICERS

    The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                              TERM OF                                           OVERSEEN BY
NAME, ADDRESS, AGE           OFFICE AND       PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)              LENGTH OF           PAST FIVE YEARS AND OTHER      NOMINEE FOR           OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED                AFFILIATIONS               TRUSTEE               HELD BY TRUSTEE
--------------------    --------------------  -------------------------------  -------------  -----------------------------------
INDEPENDENT
TRUSTEES:
Andrew F. Brimmer       3 years(1)(2)         President of Brimmer &                40        Director of CarrAmerica Realty
P.O. Box 4546                                 Company, Inc., a Washington,                    Corporation and Borg-Warner
New York, NY 10163                            D.C.- based economic and                        Automotive. Formerly member of the
Age: 76                                       financial consulting firm. Lead                 Board of Governors of the Federal
Trustee                                       Director and Chairman of the                    Reserve System. Formerly Director
                                              Audit Committee of each of the                  of AirBorne Express, BankAmerica
                                              closed-end Trusts in which                      Corporation (Bank of America), Bell
                                              BlackRock Advisors Inc. acts as                 South Corporation, College
                                              investment advisor.                             Retirement Equities Fund (Trustee),
                                                                                              Commodity Exchange, Inc. (Public
                                                                                              Governor), Connecticut Mutual Life
                                                                                              Insurance Company E.I. Dupont de
                                                                                              Nemours & Company, Equitable Life
                                                                                              Assurance Society of the United
                                                                                              States, Gannett Company, Mercedes-
                                                                                              Benz of North America, MNC
                                                                                              Financial Corporation (American
                                                                                              Security Bank), NMC Capital
                                                                                              Management, Navistar International
                                                                                              Corporation, PHH Corp. and UAL
                                                                                              Corporation (United Airlines).

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                              TERM OF                                           OVERSEEN BY
NAME, ADDRESS, AGE           OFFICE AND       PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)              LENGTH OF           PAST FIVE YEARS AND OTHER      NOMINEE FOR           OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED                AFFILIATIONS               TRUSTEE               HELD BY TRUSTEE
--------------------    --------------------  -------------------------------  -------------  -----------------------------------
Richard E. Cavanagh     3 years(1)(2)         President and Chief Executive         40        Trustee Emeritus, Wesleyan
P.O. Box 4546                                 Officer of The Conference                       University, Trustee: Drucker
New York, NY 10163                            Board, Inc., a leading global                   Foundation, Airplanes Group,
Age: 56                                       business membership                             Aircraft Finance Trust (AFT) and
Trustee                                       organization, from                              Education Testing Service (ETS).
                                              1995-present. Former Executive                  Director, Arch Chemicals, Fremont
                                              Dean of the John F. Kennedy                     Group and The Guardian Life
                                              School of Government at Harvard                 Insurance Company of America.
                                              University from 1988-1995.
                                              Acting Director, Harvard Center
                                              for Business and
                                              Government(1991-1993). Formerly
                                              Partner (principal) of
                                              McKinsey & Company, Inc.
                                              (1980-1988). Former Executive
                                              Director of Federal Cash
                                              Management, White House Office
                                              of Management and Budget
                                              (1977-1979). Co-author, THE
                                              WINNING PERFORMANCE (best
                                              selling management book
                                              published in 13 national
                                              editions).
Kent Dixon              3 years(1),(2)        Consultant/Investor. Former           40        Former Director of ISFA (the owner
P.O. Box 4546                                 President and Chief Executive                   of INVEST, a national securities
New York, NY 10163                            Officer of Empire Federal                       brokerage service designed for
Age: 65                                       Savings Bank of America and                     banks and thrift institutions).
Trustee                                       Banc PLUS Savings Association,
                                              former Chairman of the Board,
                                              President and Chief Executive
                                              Officer of Northeast Savings.
Frank J. Fabozzi        3 years(1)(2)         Consultant. Editor of THE             40        Director, Guardian Mutual Funds
P.O. Box 4546                                 JOURNAL OF PORTFOLIO MANAGEMENT                 Group.
New York, NY 10163                            and Adjunct Professor of
Age: 54                                       Finance at the School of
Trustee                                       Management at Yale University.
                                              Author and editor of several
                                              books on fixed income portfolio
                                              management. Visiting Professor
                                              of Finance and Accounting at
                                              the Sloan School of Management,
                                              Massachusetts Institute of
                                              Technology from 1986 to August
                                              1992.
James Clayburn          3 years(1)(2)         Dean Emeritus of The John E.          40        Director, Jacobs Engineering
LaForce, Jr.                                  Anderson Graduate School of                     Group, Inc., Payden & Rygel
P.O. Box 4546                                 Management, University of                       Investment Trust, Provident
New York, NY 10163                            California since July 1, 1993.                  Investment Counsel Funds.
Age: 73                                       Acting Dean of The School of
Trustee                                       Business, Hong Kong University
                                              of Science and Technology
                                              1990-1993. from 1978 to
                                              September 1993, Dean of The
                                              John E. Anderson Graduate
                                              School of Management,
                                              University of California.
Walter F. Mondale       3 years(1)(2)         Partner, Dorsey & Whitney, a          40        Director, Northwest Airlines Corp.,
P.O. Box 4546                                 law firm (December                              UnitedHealth Group, Formerly,
New York, NY 10163                            1996-present, September                         Director, RBC Dain Rauscher, Inc.
Age: 74                                       1987-August 1993). Formerly
Trustee                                       U.S. Ambassador to Japan
                                              (1993-1996). Formerly, Vice
                                              President of the United States,
                                              U.S. Senator and Attorney
                                              General of the State of
                                              Minnesota. 1984 Democratic
                                              Nominee for President of the
                                              United States.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                              TERM OF                                           OVERSEEN BY
NAME, ADDRESS, AGE           OFFICE AND       PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)              LENGTH OF           PAST FIVE YEARS AND OTHER      NOMINEE FOR           OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED                AFFILIATIONS               TRUSTEE               HELD BY TRUSTEE
--------------------    --------------------  -------------------------------  -------------  -----------------------------------
INTERESTED
TRUSTEES
Robert S. Kapito                              Vice Chairman of                      40        Mr. Kapito currently serves as
Age: 45                                       BlackRock, Inc., is Head of the                 President of the Board of Directors
Trustee and President                         Portfolio Management Group, a                   of Periwinkle National Theatre, a
                                              member of the Management                        national non-profit effort to help
                                              Committee, the Investment                       disadvantaged youth, and Chairman
                                              Strategy Group, the Fixed                       of the Hope & Heroes/Babies &
                                              Income and Global Equity                        Children's Cancer Fund.
                                              Operating Committees and the
                                              Equity Investment Strategy
                                              Group. Formerly, Vice President
                                              of the First Boston
                                              Corporation, head of its
                                              Mortgage Capital Markets Group.
                                              Currently, President and
                                              Director of each of the
                                              closed-end Trusts which
                                              BlackRock Advisors, Inc. acts
                                              as investment advisor.
Ralph L. Schlosstein*   3 years               Director since 1999 and               40        Chairman and President of the
Age: 51                                       President of BlackRock, Inc.                    BlackRock Provident Institutional
Chairman                                      since its formation in 1998 and                 Funds. Director of several of
                                              of BlackRock, Inc.'s                            BlackRock's alternative investment
                                              predecessor entities since                      vehicles. Currently, a Member of
                                              1988. Member of the Management                  the Visiting Board of Overseers of
                                              Committee and Investment                        the John F. Kennedy School of
                                              Strategy Group of                               Government at Harvard University,
                                              BlackRock, Inc. Formerly,                       the Financial Institutions Center
                                              Managing Director of Lehman                     Board of the Wharton School of the
                                              Brothers, Inc. and Co-head of                   University of Pennsylvania, a
                                              its Mortgage and Savings                        trustee of Trinity School in New
                                              Institutions Group. Currently,                  York City and a Trustee of New
                                              Chairman and Director of each                   Visions for Public Education in New
                                              of the closed-end Trusts in                     York Council. Formerly, a Director
                                              which BlackRock Advisors, Inc.                  of Pulte Corporation and a Member
                                              acts as investment advisor.                     of Fannie Mae's Advisory.

---------------------------

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:
     -- Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders
     -- Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re- election at the Trust's 2004 annual meeting of shareholders
     -- Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders
(2)  Each Trustee has served in such capacity since the Trust's inception.

                                                PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                 TITLE                FIVE YEARS AND OTHER AFFILIATIONS
------------          --------------------  ---------------------------------------------
OFFICERS:
Anne F. Ackerley           Secretary        Managing Director of BlackRock, Inc. since
Age: 40                                     2000. Formerly First Vice President and Chief
                                            Operating Officer, Mergers and Acquisition
                                            Group at Merrill Lynch & Co. from 1997 to
                                            2000; First Vice President and Chief
                                            Operating Officer, Public Finance Group at
                                            Merrill Lynch & Co. from 1995 to 1997; First
                                            Vice President, Emerging Markets Fixed Income
                                            Research at Merrill Lynch & Co. prior
                                            thereto.
Henry Gabbay               Treasurer        Managing Director of BlackRock, Inc. and its
Age: 55                                     predecessor entities.

                                                PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                 TITLE                FIVE YEARS AND OTHER AFFILIATIONS
------------          --------------------  ---------------------------------------------
Kevin Klingert           Vice President     Managing Director of BlackRock, Inc. and its
Age: 40                                     predecessor entities.
James Kong            Assistant Treasurer   Managing Director of BlackRock, Inc. and its
Age: 41                                     predecessor entities.
Richard Shea, Esq.     Vice President/Tax   Managing Director of BlackRock, Inc. since
Age: 42                                     2000; Chief Operating Officer and Chief
                                            Financial Officer of Anthracite
                                            Capital, Inc. since 1998. Formerly, Director
                                            of BlackRock, Inc. and its predecessor
                                            entities.

  Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                          DOLLAR RANGE OF EQUITY    IN ALL REGISTERED INVESTMENT COMPANIES
                                            SECURITIES IN THE         OVERSEEN BY DIRECTORS IN THE FAMILY
NAME OF DIRECTOR                                 TRUST(*)                   INVESTMENT COMPANIES(*)
----------------                          ----------------------  -------------------------------------------
Andrew F. Brimmer.......................         $      0                         $1-$10,000
Richard E. Cavanagh.....................         $      0                      $50,001-$100,000
Kent Dixon..............................         $      0                        over $100,000
Frank J. Fabozzi........................         $      0                         $1-$10,000
James Clayburn La Force, Jr.............         $      0                      $50,001-$100,000
Robert S. Kapito........................         $      0                        over $100,000
Walter F. Mondale.......................         $      0                      $50,001-$100,000
Ralph L. Schlosstein....................         $      0                      $50,001-$100,000

-------------------

(*) As of December 31, 2001. The Trustees do not own shares in the Trust as it is a newly formed closed-end investment company.

    The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2001, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

                                                                             TOTAL COMPENSATION FROM THE
                                                                             TRUST AND FUND COMPLEX PAID
NAME OF BOARD MEMBER                      ESTIMATED COMPENSATION FROM TRUST      TO BOARD MEMBER(1)
--------------------                      ---------------------------------  ---------------------------
Andrew F. Brimmer.......................               $2,000(2)                      $195,000(3),(4),(5)
Richard E. Cavanagh.....................               $2,000(2)                      $160,000(4)
Kent Dixon..............................               $2,000(2)                      $160,000(4)
Frank J. Fabozzi........................               $2,000(2)                      $160,000(4)
James Clayburn La Force, Jr.............               $2,000(2)                      $160,000(4)
Walter F. Mondale.......................               $2,000(2)                      $160,000(4)

-------------------

(1) Represents the total compensation earned by such person during the calendar year ended December 31, 2001 from the thirty closed-end funds advised by a the Advisor (the "Fund Complex"). One of these funds, The BlackRock 2001 Term Trust, was terminated on June 30, 2001. On February 28, 2002, one additional fund, on April 30, 2002 seven additional funds and on July 30 three additional funds were added to the Fund Complex.
(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $1,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(3) Andrew F. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the Fund
     Complex's deferred compensation plan.
(5) In 2002, it is anticipated that Dr. Brimmer's compensation will be $200,000.

    Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

    The Board of Trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

    The Executive Committee consists of Robert S. Kapito and Ralph L. Schlosstein and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board.

    The Audit Committee consists of Richard E. Cavanagh, Walter F. Mondale,
Dr. Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi and James Clayburn La Force, Jr. The Audit Committee acts according to the Audit Committee charter.
Dr. Andrew F. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.

    The governance committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, James Clayburn La Force, Jr. and Walter
F. Mondale. The Governance committee acts in accordance with the Governance Committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of independent Trustees, reviewing independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the independent Trustees.

    As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held.

    No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

CODES OF ETHICS

    The Trust, the Advisor, the Sub-Advisor and the affiliate underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, 1100 L Street NW, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware, 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

    The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock managed approximately $17.5 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

    The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

    The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

    One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

    It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                       ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

GENERAL

    SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to AMPS. One certificate for all of the AMPS will be registered in the name of Deutsche Bank Trust Company Americas, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of

AMPS contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Trust's trustees, as described under "Description of AMPS--Voting Rights" in the prospectus, Deutsche Bank Trust Company Americas will be the holder of record of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Trust in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

    The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

    The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent PROVIDED that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

    The auction agent after each auction for shares of AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

    The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          DESCRIPTION OF COMMON SHARES

    A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                                  OTHER SHARES

    The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

                          REPURCHASE OF COMMON SHARES

    The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Notwithstanding the foregoing, at any time when the Trust's AMPS are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued AMPS dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

    Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

    Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or
(f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

    The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

    Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

    The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or AMPS which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

    In order to qualify to be taxed as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"), and (b) diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses. In meeting these requirements of Subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus.

    As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as an undistributed capital gains dividend in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

    If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. In addition, a regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of (i) 98% of its ordinary taxable income for such year, (ii) 98% of its capital gain net income (adjusted for certain ordinary losses) for a one year period generally ending October 31 of such year, and (iii) 100% of all ordinary income and capital gains for previous years that were not distributed and on which the Trust paid no federal income tax, is liable for a nondeductible 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust intends, to the extent possible, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, by the close of each calendar year.

    Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

    The Trust intends to invest a sufficient amount of its assets in tax-exempt municipal bonds to permit payment of "exempt-interest" dividends, as defined in the Code, on its common shares and AMPS. Under the Code, if at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Trust consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the U.S. federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under
Section 103(a) of the Code. See "Investment Policies and Techniques" above. Gains of the Trust that are attributable to accrued market discount on certain municipal obligations are treated as ordinary income. Distributions by the Trust of investment company taxable income, if any, will be taxable to its shareholders as ordinary income whether received in cash or additional shares. Distributions by the Trust of net capital gain, if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS and whether such distributions are made in cash or additional shares. The amount of taxable income allocable to the Trust's AMPS will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on AMPS which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all other dividends paid on its AMPS will constitute exempt-interest dividends for U.S. federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares, and after the basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction for corporations. The interest on private activity bonds in most instances is not tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" includes a non-exempt person who regularly uses a part of such facility in his trade or business. "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

    U.S. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the U.S. federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal obligations, and therefore all exempt-interest dividends received from the Trust, are included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

    Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to federal income tax.

    The IRS requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the AMPS, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objectives of the Trust. The Trust may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for federal income tax purposes to be included in any dividend on shares of its AMPS prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for U.S. federal income tax purposes to its AMPS without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its AMPS to which such allocation was made in order to offset the U.S. federal income tax effect of the taxable income so allocated as described under "Description of AMPS--Additional Dividends" in the prospectus.

    If at any time when the Trust's AMPS are outstanding, the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS--Dividend and Dividend Periods--Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

    The Trust may, at its option, redeem AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an shareholder's interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Trust. For purposes of (a), (b) and (c) above, the common shares owned by a holder of AMPS will be taken into account.

    The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

    Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of investment company taxable income (determined without regard to the deduction for dividends paid). To the extent received or deemed received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of AMPS generally are exempt from federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

    The sale or other disposition of common shares or AMPS of the Trust will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).*

-------------------
*The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

    However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received (or amounts credited as undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

    The Trust is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the U.S. federal, state, local, foreign and other income tax consequences to them of purchasing, holding and disposing of Trust shares.

                                    EXPERTS

    The Statement of Assets and Liabilities of the Trust as of July 16, 2002 and statement of operations for the period then ended appearing in this Statement of Additional Information has been audited by independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Steet, Boston Massachussets 02116, provides accounting and auditing services to the Trust.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         PAGE INTENTIONALLY LEFT BLANK.

                         PAGE INTENTIONALLY LEFT BLANK.

                         PAGE INTENTIONALLY LEFT BLANK.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of
  BlackRock New York Municipal Income Trust II

    We have audited the accompanying statement of assets and liabilities of BlackRock New York Municipal Income Trust II (the "Trust") as of July 16, 2002 and the related statements of operations and changes in net assets for the period from June 21, 2002 (date of inception) to July 16, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at July 16, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
 Boston, Massachusetts
 July 17, 2002

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 16, 2002

ASSETS:
Cash....................................  $    115,001
LIABILITIES:
Payable for organization costs..........        15,000
                                          ------------
Net Assets..............................  $    100,001
                                          ============
NET ASSETS WERE COMPRISED OF:
  Common stock at par (Note 1)..........  $          8
  Paid-in capital in excess of par......       114,993
                                          ------------
                                               115,001
  Undistributed net investment loss.....       (15,000)
                                          ------------
Net assets, July 16, 2002...............  $    100,001
                                          ============
NET ASSET VALUE PER SHARE:
Equivalent to 8,028 shares of common
  stock issued and outstanding, par
  value $0.001, unlimited shares
  authorized............................  $      12.46
                                          ============

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD JUNE 21, 2002 (DATE OF INCEPTION) TO JULY 16, 2002

Investment Income.......................  $         --
Expenses
  Organization expenses.................        15,000
                                          ------------
Net investment loss.....................  $    (15,000)
                                          ============

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIOD JUNE 21, 2002 (DATE OF INCEPTION) TO JULY 16, 2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss..............  $    (15,000)
                                     ------------
  Net decrease in net assets
    resulting from operations......       (15,000)
                                     ------------
Capital Stock Transactions
  Net proceeds from the issuance of
    common shares..................       115,001
                                     ------------
    Total increase.................       100,001
                                     ------------
NET ASSETS
Beginning of period................            --
                                     ------------
End of period......................  $    100,001
                                     ============

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

    BlackRock New York Municipal Income Trust II (the "Trust") was organized as a Delaware business trust on June 21, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to BlackRock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).

NOTE 2. AGREEMENTS

    The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.55% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors, Inc. has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.15% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through July 31, 2007), and for a declining amount for an additional five years (through July 31, 2012).

NOTE 3. ORGANIZATION EXPENSES AND OFFERING COSTS

    Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $170,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.

NOTE 4. CASH & CASH EQUIVALENTS

    The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                      STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 23, 2002 (UNAUDITED)

ASSETS

Investments, at value (cost $68,827,211) (Note 1)...........  $  69,129,010
Cash........................................................        369,897
Interest receivable.........................................        405,159
                                                              -------------
                                                                 69,904,066
                                                              -------------
LIABILITIES
Payable for investments purchased...........................      4,900,900
Investment advisory fee payable (Note 2)....................         16,292
Other accrued expenses......................................        155,492
                                                              -------------
                                                                  5,072,684
                                                              -------------
NET ASSETS..................................................  $  64,831,382
                                                              =============
Net assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4)......................................         $4,508
    Paid in capital in excess of par........................     64,452,993
                                                              -------------
                                                                 64,457,501
                                                              -------------
Undistributed net investment income (Note 1)................         72,082
Net unrealized appreciation (Note 1)........................        301,799
                                                              -------------
Net assets, August 23, 2002.................................  $  64,831,382
                                                              =============
Net asset value per common share of beneficial interest:
  ($64,381,382/4,508,028) common shares of beneficial
    interest issued and outstanding)........................         $14.38
                                                              =============

                       See Notes to Financial Statements

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                            STATEMENT OF OPERATIONS
          FOR THE PERIOD JULY 30, 2002 TO AUGUST 23, 2002 (UNAUDITED)

NET INVESTMENT INCOME

Income
  Interest (Note 1)...............................................  $  125,279
                                                                    ----------
Expenses
  Investment advisory.............................................      24,344
  Organiztion Cost................................................      15,000
  Independent accountants.........................................       8,211
  Reports to shareholders.........................................       5,377
  Registration....................................................       1,541
  Transfer agent..................................................       1,473
  Trustees........................................................         842
  Legal...........................................................         685
  Custodian.......................................................         206
  Miscellaneous...................................................       2,157
                                                                    ----------
    Total expenses................................................      59,836
Less fees waived by Advisor (Note 2)..............................      (6,639)
                                                                    ----------
Net expenses......................................................      53,197
                                                                    ----------
Net investment income.............................................      72,082
                                                                    ----------
Net Change in Unrealized Appreciation on Investments..............     301,799
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $  373,881
                                                                    ==========

-------------------

  *  Commencement of investment operations (Note 1).

                       See Notes to Financial Statements

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                      FOR THE PERIOD
                                                      JULY 30, 2002*
                                                         THROUGH
                                                     AUGUST 23, 2002
                                                    ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...........................     $    72,082
  Net change in unrealized appreciation on
    investments...................................         301,799
                                                       -----------
    Net increase in net assets resulting from
      operations..................................         373,881
                                                       -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common
    shares........................................      64,457,501
                                                       -----------
    Total increase................................      64,831,382
                                                       -----------
NET ASSETS
Beginning of period...............................              --
                                                       -----------
End of period (including undistributed net
  investment income of $72,082)...................     $64,831,382
                                                       ===========

-------------------

  *  Commencement of investment operations (Note 1).

                       See Notes to Financial Statements

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                      FOR THE PERIOD
                                                     JULY 30, 2002(1)
                                                         THROUGH
                                                     AUGUST 23, 2002
                                                    ------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2)...........       $ 14.33
                                                         -------
Investment operations:
  Net investment income(3)........................          0.02
  Net realized and unrealized gain on
    investments(3)................................          0.06
                                                         -------
Net increase from investment operations...........          0.08
                                                         -------
Capital charges with respect to issuance of:
  Common shares...................................         (0.03)
                                                         -------
Net asset value, end of period(2).................       $ 14.38
                                                         =======
                                                         -------
Market value, end of period(2)....................       $ 15.35
                                                         =======
TOTAL INVESTMENT RETURN(3)........................          2.33%
                                                         =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4)
Expenses after fee waiver.........................          0.08%
Expenses before fee waiver........................          0.09%
Net investment income after fee waiver............          0.11%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)...       $64,622
Portfolio turnover................................             0%
Net assets of common shareholders, end of period
  (000)...........................................       $64,831

-------------------

(1) Commencement of investment operations. This information includes the intial investment by BlackRock Advisors, Inc. (Note 1) Net assets value immediately after the closing of the public offering was $14.30.
(2) Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Not Annualized.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

    The BlackRock New York Municipal Income Trust II (the "Trust") was organized as a Delaware business trust on June 21, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no other transactions other than when it sold 8,028 common shares for $115,001 ($14.325 per share) to BlackRock
Advisors, Inc., until investment operations commenced on July 30, 2002. The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in certain states, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on July 12, 2002, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Since inception, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. The Trust amortizes premiums and original issue discount on debt securities. The cumulative effect of this accounting policy had no impact on the total net assets of the Trust. The impact of this accounting policy is anticipated to have an immaterial effect on the financial statements statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of May 17, 2002.

NOTE 2. AGREEMENTS

    The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilites (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive receipt of a portion of the investment advisory fee or other expenses of the Trust in the amount of 0.15% of average weekly managed assets for the first 5 years of the Trust's operations, 0.10% in year 6, 0.10% in year 7, 0.05% in year 8, 0.05% in year 9 and 0.05% in year 10.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

    Purchases and sales of investment securities, other than short-term investments, for the period ended August 23, 2002, aggregated $60,327,211 and $0, respectively.

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)

    The Federal income tax basis of the Trust's investments at August 23, 2002, was $68,827,211 and accordingly, net unrealized appreciation was $301,799 (gross unrealized appreciation -- $377,820 gross unrealized depreciation -- $76,021).

NOTE 4. CAPITAL

    There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 4,508,028 common shares outstanding at August 23, 2002, the Advisor owned 8,028 shares.

    Transactions in common shares of beneficial interest for the period
July 30, 2002 (commencement of investment operations) to August 23, 2002, were as follows:

Shares issued in connection with initial public
  offering........................................  4,508,028
                                                    ---------
Net increase in shares outstanding................  4,508,028
                                                    =========

    Offering costs of $120,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                            PORTFOLIO OF INVESTMENTS
                          AUGUST 23, 2002 (UNAUDITED)

             PRINCIPLE                                   OPTION CALL
  RATING*     AMOUNT                                     PROVISION +       VALUE
(UNAUDITED)    (000)             DESCRIPTION             (UNAUDITED)     (NOTE 1)

-----------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS -- 93.5%
                        NEW YORK -- 87.3%
                        Met. Transp. Auth., Ser. A,
AA-           $5,000    Dedicated Tax Fnd. Rev.,
                          5.00%, 11/15/30.............     11/12 @ 100  $ 4,911,650
AA-            5,000    Svc. Contract Rev., 5.125%,
                          1/01/29.....................     07/12 @ 100    4,982,650
AAA            5,000    Met. Transp. Auth. Rev., Ser.
                          A, 5.25%, 11/15/31, FGIC....     11/12 @ 100    5,080,400
AA             5,000    New York City Mun. Wtr. Fin.
                          Auth., Wtr. & Swr. Sys.
                          Rev., Ser. A, 5.125%,
                          6/15/34.....................     06/12 @ 100    4,973,900
AAA            5,000    New York City Trans. Auth.
                          Met. Transp. Auth.,
                          Triborough Bridge & Tunl.
                          Auth., COP, Ser. A, 5.25%,
                          1/01/29, AMBAC..............     01/10 @ 101    5,064,200
AA+            5,000    New York City Trans. Fin.
                          Auth. Rev., Future Tax
                          Secured, Ser. B, 5.00%,
                          11/01/27....................     11/12 @ 100    4,936,900
AA-            5,000    New York St. Dorm. Auth. Lease
                          Rev., St. Univ. Dorm. Facs.,
                          5.00%, 7/01/32..............     07/12 @ 100    4,917,200
                        New York St. Dorm. Auth. Rev.,
AAA            2,425    New Sch. Univ., 5.00%,
                          7/01/31, MBIA...............     07/11 @ 100    2,403,490
AAA            3,000    New York Univ., Ser. 2, 5.00%,
                          7/01/41, AMBAC..............     07/11 @ 100    2,945,550
AAA            2,000    Winthrop Univ. Hosp. Assoc.,
                          Ser. A, 5.25%, 7/01/31,
                          AMBAC.......................     07/11 @ 101    2,018,800
B3             3,500    Port Auth. New York & New
                          Jersey Spec. Oblig. Rev.,
                          Contl/ Eastern Proj.
                          Laguardia, 9.125%,
                          12/01/15....................     09/02 @ 101    3,508,085
AA-            2,500    Triborough Bridge & Tunl.
                          Auth. Rev., Ser. A, 5.00%,
                          1/01/32.....................     01/12 @ 100    2,473,900
Aa2            8,500    Tsasc Inc., Tobacco Settlement
                          Rev., Ser. 1, 5.75%,
                          7/15/32.....................     07/12 @ 100    8,404,885
                                                                        -----------
                                                                         56,621,610
                                                                        -----------
                        PUERTO RICO -- 6.2%
A-             4,000    Puerto Rico Comnwlth. Pub.
                          Impvt., GO, Ser. A, 5.125%,
                          7/01/31.....................     07/11 @ 100    4,007,400
                                                                        -----------
                        TOTAL LONG-TERM INVESTMENTS (COST
                          $60,327,211)................................   60,629,010
                                                                        -----------
                        SHORT-TERM INVESTMENTS** -- 13.1%
                        GEORGIA -- 3.1%
A1+            2,000    Mun. Elec. Auth. Rev., Proj.
                          One, Ser. C, 1.20%, 8/28/02,
                          MBIA, FRWD..................             N/A    2,000,000
                                                                        -----------
                        MICHIGAN -- 1.5%
A1+            1,000    Michigan St. Univ. Rev., Ser.
                          A-2, 1.25%, 8/28/02, FRWD...             N/A    1,000,000
                                                                        -----------
                        NEW YORK -- 5.4%
                        New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
A1+            2,000    Ser. F-1, 1.35%, 8/26/02,
                          FRDD........................             N/A    2,000,000
A1+            1,500    Ser. G, 1.35%, 8/26/02,
                          FGIC........................             N/A    1,500,000
                                                                        -----------
                                                                          3,500,000
                                                                        -----------

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                            PORTFOLIO OF INVESTMENTS
                    AUGUST 23, 2002 (UNAUDITED) (CONTINUED)

             PRINCIPLE                                  OPTION CALL
RATING*      AMOUNT                                     PROVISION +      VALUE
(UNAUDITED)  (000)              DESCRIPTION             (UNAUDITED)     (NOTE 1)

-----------------------------------------------------------------------------------
                        TENNESSEE -- 3.1%
VMIG1          2,000    Montgomery Cnty. Pub. Bldg.
                          Auth., Pooled Fin. Rev.,
                          1.40%, 8/26/02, BOA.........             N/A    2,000,000
                                                                        -----------
                        TOTAL SHORT-TERM INVESTMENTS (COST
                          $8,500,000).................................    8,500,000
                                                                        -----------
                        TOTAL INVESTMENTS -- 106.6% (COST
                          $68,827,211)................................  $69,129,010
                        Liabilities in excess of other assets --
                        (6.6%)........................................   (4,297,628)
                                                                        -----------
                        NET ASSETS APPLICABLE TO COMMON
                        SHAREHOLDERS -- 100%..........................  $64,831,382
                                                                        ===========

---------------------

  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                                   APPENDIX A


                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
                          STATEMENT OF PREFERENCES OF
                        AUCTION MARKET PREFERRED SHARES
                                    ("AMPS")

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
DEFINITIONS...............................................   A-3
PART I....................................................  A-15
    1.  Number of Authorized Shares.......................  A-15
    2.  Dividends.........................................  A-15
    3.  Gross-Up Payments.................................  A-18
    4.  Designation of Special Rate Periods...............  A-19
    5.  Voting Rights.....................................  A-20
    6.  Investment Company Act Preferred Shares Asset
        Coverage..........................................  A-24
    7.  Preferred Shares Basic Maintenance Amount.........  A-24
    8.  Reserved..........................................  A-26
    9.  Restrictions on Dividends and Other
        Distributions.....................................  A-26
   10.  Rating Agency Restrictions........................  A-28
   11.  Redemption........................................  A-28
   12.  Liquidation Rights................................  A-32
   13.  Miscellaneous.....................................  A-33
PART II...................................................  A-34
    1.  Orders............................................  A-34
    2.  Submission of Orders by Broker-Dealers to Auction
        Agent.............................................  A-35
    3.  Determination of Sufficient Clearing Bids, Winning
        Bids Rate and Applicable Rate.....................  A-37
    4.  Acceptance and Rejection of Submitted Bids and
        Submitted Sell Orders and Allocation of Shares....  A-39
    5.  Notification of Allocations.......................  A-41
    6.  Auction Agent.....................................  A-41
    7.  Transfer of AMPS..................................  A-42
    8.  Global Certificate................................  A-42
    9.  Force Majeure.....................................  A-42
APPENDIX A................................................  AA-1

    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II, a Delaware business trust (the "Trust"), certifies that:



    First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized AMPS, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.



    Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to herein individually as a AMP and collectively as AMPS).


                                  DEFINITIONS

    Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:


      (1) "AA" COMPOSITE COMMERCIAL PAPER RATE, on any date for any Rate Period of shares of a series of AMPS, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers.

For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.


      (2) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

      (3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

      (4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (5) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes
(BANs) that are rated by S&P.

      (6) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e) (i) of Section 2 of Part I of this Statement.

      (7) "AUCTION" shall mean each periodic implementation of the Auction Procedures.


      (8) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.


      (9) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

     (10) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (11) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (12) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (13) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

     (14) "BENEFICIAL OWNER," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.


     (15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

     (18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     (19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (21) "CODE" means the Internal Revenue Code of 1986, as amended.


     (22) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the AMPS shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.


     (23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

     (24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.


     (25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of AMPS, shall mean the date on which the Trust initially issued such shares.


     (26) "DECLARATION" shall have the meaning specified in paragraph First of this Statement.

     (27) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's, or A-1+ or SP-1+ by S&P.

     (28) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and (ii) with respect to a S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.


     (29) "DIVIDEND PAYMENT DATE," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.



     (30) "DIVIDEND PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.



     (31) "EXISTING HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.



     (32) "FAILURE TO DEPOSIT," with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.


     (33) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (34) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.


     (35) "HOLDER," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Trust.



     (36) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.


     (37) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (38) "INITIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in
Section 5 of Appendix A hereto.


     (39) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (40) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (41) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.


     (42) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).


     (43) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (44) "LATE CHARGE" shall have the meaning specified in subparagraph
(e) (i) (B) of Section 2 of Part I of this Statement.

     (45) "LIQUIDATION PREFERENCE," with respect to a given number of Preferred shares, means $25,000 times that number.


     (46) "MARKET VALUE" of any asset of the Trust shall be the market value thereof determined by FT Interactive Data Corporation Evaluation services or any other pricing service or services designated by the Board of Trustees of the Trust, provided that the Trust obtains written assurance from Moody's and S&P, if Moody's and S&P are then rating the AMPS, and from any substitute rating agency then rating the AMPS that such designation will not impair the rating then assigned by Moody's, S&P or such substitute rating agency to the AMPS (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Trust from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.


     (47) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.


     (48) "MAXIMUM RATE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean:


          (1) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (1) the dividend rate on shares of such series for the then-ending Rate Period; and

             (2) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

          (2) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days,
    (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (49) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (50) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (51) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

     (52) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

     (53) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (54) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                                                    VOLATILITY
FEDERAL TAX RATE INCREASE                             FACTOR
-------------------------                           ----------
5%................................................     295%
10%...............................................     317%
15%...............................................     341%
20%...............................................     369%
25%...............................................     400%
30%...............................................     436%
35%...............................................     477%
40%...............................................     525%

     (55) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-87664), ("Registration Statement"), as the same may be amended from time to time.


     (56) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 11 of Part I of this Statement.



     (57) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of Section 4 of
Part I of this Statement.



     (58) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (59) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.


     (60) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.


     (61) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.



     (62) "POTENTIAL HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.


     (63) "PREFERRED SHARES" shall have the meaning set forth on the first page of this Statement.


     (64) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph
(C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Gross-up Payment Liability in respect of AMPS (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payment to the AMPS; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
(i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through
(i) (G) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rate SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) becomes payable, otherwise the S&P Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(G).


     (65) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (66) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (67) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each January, April, July and October of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

     (68) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.


     (69) "RATE PERIOD," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.


     (70) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

     (71) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (72) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

     (73) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (74) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (75) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

     (76) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (77) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.


     (78) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Trust has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount (as described in paragraph
(a) of Section 7 of Part I of this Statement).


     (79) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.


     (80) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.



     (81) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (82) "SPECIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.


     (83) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

     (84) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


     (85) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.



     (86) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.



     (87) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.



     (88) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.



     (89) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.



     (90) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.



     (91) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Trust as to which Moody's, S&P or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.


     (92) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (93) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of
Part I of this Statement.

     (94) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.


     (95) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the AMPS)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.


     (96) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (97) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate, the Treasury Bill Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (98) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (99) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.


    (100) "TRUST" shall mean the entity named on the first page of this statement, which is the issuer of the AMPS.



    (101) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.


    (102) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day.

    (103) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the Moody's Volatility Factor and the S&P Volatility Factor.

    (104) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of
Section 5 of Part I of this Statement.

    (105) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

    Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                    PART I.
1. NUMBER OF AUTHORIZED SHARES.


    The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.


2. DIVIDENDS.


      (a) RANKING. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.



     (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph
(e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.



      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.



     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:


          (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and


         (ii) notwithstanding Section 9 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.


      (e) Dividend Rates and Calculation of Dividends.


          (i) DIVIDEND RATES. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:


            (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

            (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ( "Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this
       Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and
       (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph
       (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

            (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below "Ba3"/BB); or


            (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and
       (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which
       (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below "Ba3"/BB) (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).



         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.



      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this
Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause
(B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.



      (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.


     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.


      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.



      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.



     (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on AMPS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, section 852 of the Code.


3. GROSS-UP PAYMENTS.


    Holders of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:



          (a) TAXABLE ALLOCATION WITHOUT NOTICE. If, but only if, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation"), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Trust, the Trust shall, during the Trust's fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Trust.


         (b) RESERVED.

          (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. Notwithstanding paragraph (a) above, the Trust shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. DESIGNATION OF SPECIAL RATE PERIODS.


          (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (a "Special Rate Period"), subject to adjustment as provided in paragraph
    (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and S&P (if S&P is then rating such series) with such documents as it may request.



         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period
    is not a          that is a Business Day in the case of a series of AMPS
    designated as "Series   AMPS" in Section 1 of Appendix A hereto, then the
    Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of
    the immediately preceding Rate Period and ending on the first       that is
    followed by a          that is a Business Day preceding what would otherwise
    be such last day.



          (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and
    (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.



         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:


          (i) a notice ( "Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if
    (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption

    Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein); or

         (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this
Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph
(d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.


      (a) ONE VOTE PER SHARE OF AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this
Section 5, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.


     (b) Voting For Additional Trustees.


          (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
    (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of AMPS, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:



            (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or



            (B) if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.


    Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).


         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph (b)(i) of this
    Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.



         (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Trust.



         (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph
    (b)(i) of this Section 5.

      (c) Holders of AMPS to Vote on Certain Other Matters.



          (i) INCREASES IN CAPITALIZATION. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class:
    (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or S&P is not then rating the AMPS, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that
    (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act AMPS Asset Coverage or the AMPS Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).



         (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this
    Section 5(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) of the results of such vote.



     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from S&P (such confirmation being required to be obtained only in the event S&P is rating the AMPS and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and Moody's (such confirmation being required to be obtained only in the event Moody's is rating the AMPS and in no event being required to be obtained in the case of the definitions of (x) Discounted Value and Receivables for Municipal Obligations Sold as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the AMPS:


Deposit Securities................................  Preferred Shares Basic Maintenance Amount
Discounted Value..................................  Preferred Shares Basic Maintenance Cure Date
Escrowed Bonds....................................  Preferred Shares Basic Maintenance Report
Market Value......................................  Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability......  Receivables for Municipal Obligations Sold
Moody's Discount Factor...........................  S&P Discount Factor
Moody's Eligible Asset............................  S&P Eligible Asset
Moody's Exposure Period...........................  S&P Exposure Period
Moody's Volatility Factor.........................  S&P Volatility Factor
1940 Act Cure Date................................  Valuation Date
1940 Act Preferred Asset Coverage.................  Volatility Factor


      (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.



      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.



      (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.


     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE.


    The Trust shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.


7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.


      (a) So long as AMPS are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS).



     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) a AMPS Basic Maintenance Report as of the date of such failure or such AMPS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full AMPS Basic Maintenance Report. The Trust shall also deliver a AMPS Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the AMPS) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Trust to deliver a AMPS Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a AMPS Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the AMPS Basic Maintenance Amount, as of the relevant Valuation Date.



      (c) Within ten Business Days after the date of delivery of a AMPS Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other AMPS Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the

AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"),
(iii) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by S&P, and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's, and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's and S&P, that the Trust has satisfied the requirements of Section 13 of Appendix A to this Statement (such information is herein called the "Accountant's Confirmation").



     (d) Within ten Business Days after the date of delivery of a AMPS Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Trust failed to satisfy the AMPS Maintenance Amount, and relating to the AMPS Basic Maintenance Cure Date with respect to such failure to satisfy the AMPS Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.



      (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the AMPS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or S&P Eligible Assets (if S&P is then rating the AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the AMPS Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) promptly following receipt by the Trust of such Accountant's Confirmation.



      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) a AMPS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the AMPS Basic Maintenance Amount reflected thereon.



      (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the S&P Eligible Assets to the AMPS Basic Maintenance Amount is less than or equal to 105%, or
(iii) whenever requested by Moody's (if Moody's is then rating the AMPS) or S&P

(if S&P is then rating the AMPS), the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or S&P (if S&P is then rating the AMPS), as the case may be, a AMPS Basic Maintenance Report as of the date of such event.


8. RESERVED.

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.


      (a) DIVIDENDS ON SHARES OTHER THAN THE AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).



     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.



      (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this
Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent,
(ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto and (iii) any Gross-Up Payment required to be paid on or before the date of such transaction has been paid, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.


10. RATING AGENCY RESTRICTIONS.


    For so long as any AMPS are outstanding and Moody's or S&P or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or S&P, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:


          (a) buy or sell futures or write put or call options;


         (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the AMPS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and
    (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;



          (c) issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any AMPS previously purchased or redeemed by the Trust;


         (d) engage in any short sales of securities;

          (e) lend securities;

          (f) merge or consolidate into or with any other corporation;

          (g) change the pricing service (currently FT Interactive Data Corporation) referred to in the definition of Market Value; or

         (h) enter into reverse repurchase agreements.

    In the event any AMPS are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or S&P, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or S&P.


11. REDEMPTION.

          (a) Optional Redemption.


          (i) Subject to the provisions of subparagraph (v) of this paragraph
    (a), AMPS of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of AMPS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of AMPS are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and
    (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").



         (ii) A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.



         (iii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.



         (iv) Subject to the provisions of subparagraph (v) of this paragraph
    (a), shares of any series of AMPS may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.



          (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS) each at least equals the AMPS Basic Maintenance Amount, and would at least equal the AMPS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause
    (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the AMPS Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.



     (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the AMPS Basic Maintenance Amount or fails to maintain the Investment Company Act AMPS Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the AMPS Basic Maintenance Amount or maintaining the Investment Company Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other AMPS then outstanding shall be redeemed), and
(ii) the maximum number of AMPS, together with all other AMPS subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the AMPS Basic Maintenance Amount or the Investment Company Act AMPS Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.



      (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees; and (ii) to S&P. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.



     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.



      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.



      (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.



      (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the

Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.


     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.


      (i) ONLY WHOLE AMPS MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.



      (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and S&P to shares of AMPS.


12. LIQUIDATION RIGHTS.


      (a) RANKING. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.



     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.



      (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.



     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this
Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.


      (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13. MISCELLANEOUS.


      (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.


     (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.


      (c) NO FRACTIONAL SHARES. No fractional shares of AMPS shall be issued.



     (d) STATUS OF AMPS REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE TRUST. AMPS which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.



      (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.


      (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

      (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.
1. ORDERS.


      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:


          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

            (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

                and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B),
(i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph
(a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."


     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
       Section 4 of this Part II if the Applicable

       Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
       (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.


         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


            (A) the number of Outstanding shares of such series specified in such Sell Order; or


            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this
       Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.



         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:


            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
       Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.


      (c) No Order for any number of AMPS other than whole shares shall be valid.



     (d) A Bid by a Potential Beneficial Holder or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.


2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

            (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

            (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.


      (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.



     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:


          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.


      (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.


      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.


      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:



      (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

            (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                exceeds or is equal to the sum of:

            (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses
       (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

            (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;


would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.



     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:


          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
    Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.


    Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:



      (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:



          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;



         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;


         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;


         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ( "remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and



          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
    (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.



     (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
(d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:



          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;


         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.


      (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.



     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.



      (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.



      (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.



      (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.


5. NOTIFICATION OF ALLOCATIONS.


    Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of AMPS believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.


6. AUCTION AGENT.


    For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.



7. TRANSFER OF AMPS.



    Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the

Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.


8. GLOBAL CERTIFICATE.


    Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.


9. FORCE MAJEURE.

      (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an "act of God," natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Dividend Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    IN WITNESS WHEREOF, BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II, has caused
these presents to be signed as of            , 2002 in its name and on its
behalf by its Vice President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.


                                    BLACKROCK NEW YORK
                                    MUNICIPAL INCOME TRUST II

                                    By:
                                    Name: Kevin Klingert
                                    Title: Vice President

                                    ATTEST:
                                    Name: Anne F. Ackerley
                                    Title: Secretary
                                    , 2002

                  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II


                                   APPENDIX A

                                   SECTION 1
DESIGNATION AS TO SERIES.


    SERIES   : A series of     AMPS, liquidation preference $25,000 per share,
is hereby designated "Auction Market Preferred Shares, Series [  ]." Each of the
   shares of Series [  ] AMPS issued on       , 2002 shall, for purposes hereof,
be deemed to have a Date of Original Issue of       , 2002; have an Applicable
Rate for its Initial Rate Period equal to    % per annum; have an initial
Dividend Payment Date of       , 2002; and have such other preferences,
limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust, as amended and restated, applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series [ ] AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series [ ] AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and
Part II of this Statement. The Series [ ] AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series [ ] AMPS shall be identical except as provided in Section 11 of Part I of this statement.


                                   SECTION 2
NUMBER OF AUTHORIZED SHARES PER SERIES.


    The number of authorized shares constituting Series   AMPS is     .


                                   SECTION 3
EXCEPTIONS TO CERTAIN DEFINITIONS.

    Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

    Not applicable.

                                   SECTION 4
CERTAIN DEFINITIONS.

    For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P,
(iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

    "GROSS-UP PAYMENT" means payment to a Holder of AMPS of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and
(iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of AMPS at the maximum marginal combined regular Federal individual, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.


    "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

    "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal Obligation acquired by the Trust, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which each Municipal Obligation falls based upon a good faith determination by the Trust: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects; educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issue that is directly or indirectly guaranteed by the State of New York or its political subdivisions. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by the State of Virginia or its political subdivisions. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category
(iii) must be rated by S&P in order to be included in S&P Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others.

    "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

EXPOSURE PERIOD            AAA*  AA*    A*   BAA*  OTHER**  (V)MIG-1***  SP-1+****  UNRATED*****
---------------            ----  ----  ----  ----  -------  -----------  ---------  ------------
7 weeks..................  151%  159%  166%  173%    187%        136%        148%         225%
8 weeks or less but
  greater than seven
  weeks..................  154%  161%  168%  176%    190%        137%        149%         231%
9 weeks or less but
  greater than eight
  weeks..................  156%  163%  170%  177%    192%        138%        150%         240%

-------------------

  *  Moody's rating.
 **  Municipal Obligations not rated by Moody's but rated BBB by S&P.
*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

    UNRATED securities may comprise no more than 10% of total Moody's Eligible Assets.

    Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less, or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and
(ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash,
(ii) does not have its Moody's ratings, as applicable, suspended by Moody's, and
(iii) is part of an issue of Municipal Obligations of at least $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by BlackRock Advisors, Inc., BlackRock Financial Management, Inc., State Street Bank and Trust or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.


    "RATE MULTIPLE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this statement) based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:


                                            APPLICABLE      APPLICABLE
                                            PERCENTAGE      PERCENTAGE
PREVAILING RATING                         NO NOTIFICATION  NOTIFICATION
-----------------                         ---------------  ------------
"Aa3"/AA- or higher.....................       110%            150%
"A3"/A-.................................       125%            160%
"Baa3"/BBB-.............................       150%            250%
"Ba3"/BB-...............................       200%            275%
Below "ba3"/BB-.........................       250%            300%


    For purposes of this definition, the "prevailing rating" of shares of a series of AMPS shall be (i) "Aa3"/AA- or higher if such shares have a rating of "Aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "Aa3"/AA- or higher, then "A3"/A- if such shares have a rating of "A3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below,
(iii) if not "Aa3"/AA- or higher or A3/A- then "Baa3"/BBB- if such shares have a rating of "Baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "Aa3"/AA-or higher, "A3"/A- or "Baa3"/BBB-, then "Ba3"/BB- if such shares have a rating of "Ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "Aa3"/AA- or higher, "A3"/A-, "Baa3"/BBB-, or "Ba3"/BB-, then Below "Ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the AMPS. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of this Appendix A or its successor shall select one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) to act as a substitute rating agency in respect of shares of the series of AMPS set forth opposite such party's name in Section 7 of this Appendix A and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.


    "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

EXPOSURE PERIOD            AAA*    AA*    A*    BBB*   HIGH YIELD
---------------            -----  -----  -----  -----  ----------
45 Business Days.........   210%   215%   230%   270%     240%
25 Business Days.........   190    195    210    250      240
10 Business Days.........   175    180    195    235      240
7 Business Days..........   170    175    190    230      240
3 Business Days..........   150    155    170    210      240

-------------------


  *  S&P rating.

    Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.


    "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Preferred shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Trust; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; and (vi) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

          (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed

    10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

          (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets;

          (3) Out of State Bonds shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

          (4) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in each sub-category does not exceed 25% of the aggregate Market Value of S&P Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the Aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of S&P Eligible Assets (exposure to transportation sub-category (i) described in the definition of Issue Type Category is limited to 25% of the aggregate Market Value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (ii) can exceed the 25% limit to the extent that exposure to transportation sub-category (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of S&P Eligible Assets for the transportation Issue Type Category); and provided, however, that the general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of S&P Eligible Assets.

                                   SECTION 5
INITIAL RATE PERIODS.


    The Initial Rate Period for shares of Series   AMPS shall be the period from
and including the Date of Original Issue thereof to but excluding           ,
2002.


                                   SECTION 6
DATE FOR PURPOSES OF THE DEFINITION OF "QUARTERLY VALUATION DATE" CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.


             , 2002

                                   SECTION 7
PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.


PARTY:                                                   SERIES OF PREFERRED SHARES
------                                                ---------------------------------
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated....................................              Series [  ]


                                   SECTION 8
ADDITIONAL DEFINITIONS.

    "Out of State Bonds" means bonds that are exempt from regular federal income tax but not from the Trust's particular state income tax.

                                   SECTION 9
DIVIDEND PAYMENT DATES.


    Except as otherwise provided in paragraph (d) of Section 2 of Part I of this
Statement, dividends shall be payable on shares of: Series   AMPS, for the
Initial Rate Period on            , 2002, and on each          thereafter.


                                   SECTION 10
AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c) (i) OF SECTION 5 OF PART I OF THIS STATEMENT.

    $



                                   SECTION 11
REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

    Not applicable.

                                   SECTION 12
APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b) (iii) OF SECTION 3 OF PART II OF THIS STATEMENT.


    For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the combined maximum marginal regular Federal individual and New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ( "Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and

(y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such AMPS by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.


                                   SECTION 13
CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.


      (a) For so long as any AMPS are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the AMPS by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ( "Treasury Bonds"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:


          (i) the Trust will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ( "Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by the Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P (for purpose of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

         (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

         (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Trust will engage in Moody's Hedging Transaction only with respect to futures contracts or options thereon having the next settlement date of the settlement date immediately thereafter;

         (vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Trust will not enter into an option of futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Trust with any security of a class of securities, the Trust shall assume that it will take delivery of the security with the lowest Discounted Value.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.


     (b) For so long as any AMPS are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a) of this Annex A to this Statement), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ( "Forward Commitments"), subject to the following limitation:


          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party, or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

         (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

    For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.


      (c) For so long as any AMPS are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index or United States Treasury Bonds or Notes and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:


          (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the Trust's taking an opposite position thereto), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of
    (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.


         (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay variation margin on the second such Valuation Date;


         (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

          (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.


    For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

                                   APPENDIX C

                       GENERAL CHARACTERISTICS AND RISKS
                            OF HEDGING TRANSACTIONS

    In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

    The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

    The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

    The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

    CHARACTERISTICS. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than BONA FIDE hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, I.E., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

    SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

    Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS

    Part A--Financial Highlights (unaudited).

    Part B--Report of Independent Accountants.

    Statement of Assets and Liabilities.

    Statement of Operations.

    Financial Statements (Unaudited)


(2)  EXHIBITS
     (a)       Agreement and Declaration of Trust.(1)
     (b)       By-Laws.(1)
     (c)       Inapplicable.
     (d)(1)    Statement of Preferences of Auction
               Market Preferred Shares.(2)
     (d)(2)    Form of Specimen Stock Certificate.(4)
     (e)       Dividend Reinvestment Plan.(3)
     (f)       Inapplicable.
     (g)(1)    Investment Management Agreement.(3)
     (g)(2)    Waiver Reliance Letter.(3)
     (g)(3)    Sub-Investment Advisory Agreement.(3)
     (h)       Form of Underwriting Agreement.(4)
     (i)       Deferred Compensation Plan for
               Independent Trustees.(3)
     (j)       Custodian Agreement.(3)
     (k)(1)    Transfer Agency Agreement.(3)
     (k)(2)    Auction Agency Agreement.(4)
     (k)(3)    Broker-Dealer Agreement.(4)
     (k)(4)    Form of DTC Agreement.(4)
     (l)       Opinion and Consent of Counsel to the
               Trust.(4)
     (m)       Inapplicable.
     (n)       Consent of Independent Public
               Accountants.(4)
     (o)       Inapplicable.
     (p)       Initial Subscription Agreement.(3)
     (q)       Inapplicable.
     (r)(1)    Code of Ethics of Trust.(3)
     (r)(2)    Code of Ethics of Advisor and
               Sub-Advisor.(3)


                                    PART C-1

     (r)       Code of Ethics of J.J.B. Hilliard, W.L.
               Lyons, Inc.(3)
     (s)       Powers of Attorney(1)


-------------------
(1) Previously filed in the initial filing of the Trust's Registration Statement on June 24, 2002

(2) Incorporated by reference to Exhibit A to the Statement of Additional Information.


(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of the Common Shares on July 25, 2001.

(4)  Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

    Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest filed herewith.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fees.................................   4,108
Rating fees.......................................  55,000
Printing (other than certificates)................   5,544
Accounting fees and expenses......................   3,000
Legal fees and expenses...........................  25,988
Miscellaneous.....................................   6,000
                                                    ------
    Total.........................................  99,639


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SHARES


    As of July 25, 2002


                                                      NUMBER OF
TITLE OF CLASS                                      RECORD HOLDERS
--------------                                      --------------
Common Shares of Beneficial Interest..............         1
AMPS..............................................         0

ITEM 29. INDEMNIFICATION

    Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

    5.1   NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC.   No Shareholder
of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the

                                    PART C-2

Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

    5.2   MANDATORY INDEMNIFICATION.   (a) The Trust hereby agrees to indemnify
each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

    (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

    (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to

                                    PART C-3
have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

    (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

    5.3   NO BOND REQUIRED OF TRUSTEES.   No Trustee shall, as such, be
obligated to give any bond or other security for the performance of any of his duties hereunder.

    5.4   NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC.   No
purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

    5.5   RELIANCE ON EXPERTS, ETC.   Each Trustee and officer or employee of
the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    PART C-4

    5.6   INDEMNIFICATION OF SHAREHOLDERS.   If any Shareholder or former
Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

    Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement to be attached as Exhibit (h).

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

ITEM 32. MANAGEMENT SERVICES

    Not Applicable

ITEM 33. UNDERTAKINGS

    (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable

    (3) Not applicable

    (4) Not applicable

                                    PART C-5

    (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

    (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                    PART C-6

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 17th day of September, 2002.


                                                                    /s/ ROBERT S. KAPITO
                                                      ------------------------------------------------
                                                                      Robert S. Kapito
                                                                         PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 17th day of September, 2002.


                        NAME                                      TITLE
                        ----                                      -----
                /s/ ROBERT S. KAPITO
     -------------------------------------------       Trustee, President and
                  Robert S. Kapito                       Chief Executive Officer
                  /s/ HENRY GABBAY
     -------------------------------------------       Treasurer and Principal
                    Henry Gabbay                         Financial Officer
                          *
     -------------------------------------------       Trustee
                  Andrew F. Brimmer
                          *
     -------------------------------------------       Trustee
                 Richard E. Cavanagh
                          *
     -------------------------------------------       Trustee
                     Kent Dixon
                          *
     -------------------------------------------       Trustee
                  Frank J. Fabozzi
                          *
     -------------------------------------------       Trustee
            James Clayburn La Force, Jr.
                          *
     -------------------------------------------       Trustee
                  Walter F. Mondale
              /s/ RALPH L. SCHLOSSTEIN
     -------------------------------------------       Trustee
                Ralph L. Schlosstein

*By:                /s/ RALPH L. SCHLOSSTEIN
             --------------------------------------
                      Ralph L. Schlosstein
                        ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


                                          Ex 99 (d)(2)  Form of Specimen Stock Certificate.
                                          Ex 99 (h)     Form of Underwriting Agreement.
                                          Ex 99 (k)(2)  Auction Agency Agreement.
                                          Ex 99 (k)(3)  Broker-Dealer Agreement.
                                          Ex 99 (k)(4)  Form of DTC Agreement.
                                          Ex 99 (l)     Opinion and Consent of Counsel to the
                                                        Trust.
                                          Ex 99 (n)     Consent of Independent Public
                                                        Accountants.